UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06206

Nuveen Quality Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report April 30, 2015

NQI
Nuveen Quality Municipal Fund, Inc.

NIO
Nuveen Municipal Opportunity Fund, Inc.

NVG
Nuveen Dividend Advantage Municipal Income Fund

NEA
Nuveen AMT-Free Municipal Income Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	9

Common Share Information	10

Risk Considerations	12

Performance Overview and Holding Summaries	13

Portfolios of Investments	21

Statement of Assets and Liabilities	79

Statement of Operations	80

Statement of Changes in Net Assets	81

Statement of Cash Flows	83

Financial Highlights	84

Notes to Financial Statements	90

Additional Fund Information	103

Glossary of Terms Used in this Report	104

Reinvest Automatically, Easily and Conveniently	106

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quanti-tative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommoda-tive monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversifica-tion and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
June 22, 2015

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Quality Municipal Fund, Inc. (NQI)
Nuveen Municipal Opportunity Fund, Inc. (NIO)
Nuveen Dividend Advantage Municipal Income Fund (NVG)
Nuveen AMT-Free Municipal Income Fund (NEA)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Douglas J. White, CFA, and Paul L. Brennan, CFA, discuss key investment strategies and the six-month performance of these four Funds. Douglas assumed portfolio management responsibility for NQI in 2011 and Paul has managed NIO, NVG and NEA since 2006.

What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2015?

A backdrop of supportive technical and fundamental factors helped the municipal market rally in the first half of the reporting period. However, conditions turned more volatile in the second three months. Disappointing economic data, uncertainty about the timeline for the Federal Reserve’s first rate increase, an oversupply of new issuance and seasonal weakness due to tax loss selling led to greater price fluctuations within the municipal market in early 2015. In this environment, interest rates fell through January then plodded upward, ending the reporting period at nearly the same level where they began. Municipal bond prices were up modestly for the overall six-month reporting period. We continued to take a bottom-up approach to identifying sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped keep the Funds fully invested.

Much of our trading activity during the reporting period was focused on reinvesting the cash from called bonds. The decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve helped to make refunding deals more attractive and we saw an increase in this activity during the reporting period, as bond issuers sought to lower costs through refinancings.

In NQI, we maintained our focus on purchasing bonds in areas of the market that we expect to perform well as the economy continues to improve, as well as other sectors that offered attractively priced issues. Specifically, we added tollroad bonds in Texas and California; a sales tax revenue credit in Missouri; health care issues in Missouri, Wisconsin and Michigan; higher education and charter school credits in Texas and Florida; and tobacco settlement bonds in California and Rhode Island. The tobacco settlement bonds in Rhode Island were then sold later in the reporting period.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

NIO, NVG and NEA maintained their overall positioning strategies throughout the course of the reporting period, namely a bias toward longer maturity and lower credit quality bonds. Additions to these Funds’ portfolios were primarily in the transportation and health care sectors. We bought toll road bonds issued for the Central Texas Turnpike and North Texas Tollway Authority and an airport bond for the New Orleans Aviation Board. The health care sector has been an attractive source of ideas for us and has continued to be an overweight position in the Funds. The advent of the Affordable Health Care Act has encouraged health care providers to increase the scale of their businesses through affiliations and consolidations. While the three Funds’ general sector and credit quality positioning was largely unchanged during this reporting period, we have become more selective at the individual issue level. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we’ve started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. We believe this shift in the marketplace merits extra vigilance on our part to ensure that every credit considered for the portfolio offers adequate reward potential for the level of risk to the bondholder. In cases where our convictions have been less certain, we’ve sought compensation for the additional risk or have passed on the deal all together.

Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. NQI also sold some of its high quality, short maturity holdings, typically general obligation (GO) and pre-refunded bonds, which we prefer to hold over shorter time horizons because they offer less income.

As of April 30, 2015, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NEA also added a forward interest rate swap to reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.

How did the Funds perform during the six-month reporting period ended April 30, 2015?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended April 30, 2015. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

For the six months ended April 30, 2015, the total returns on common share NAV for all four of these Funds exceeded the return for the national S&P Municipal Bond Index. For the same period, the Funds underperformed the average return for the Lipper General and Insured Leveraged Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Funds fully invested throughout the reporting period was also beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in the Fund Leverage section of this report.

In this reporting period, municipal bonds with intermediate and longer maturities generally outperformed those with shorter maturities. In general, the Funds’ durations and yield curve positioning were positive for performance. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. This was especially true in NQI and NVG, where greater sensitivity to changes in interest rates benefited their performance. NQI’s most advantageous

6	Nuveen Investments

positioning was in bonds with maturities 20 years and up. An overweight allocation in these longer-dated maturities was a key positive contributor to NQI’s performance. As noted previously, in NEA we added a forward interest rate swap during this reporting period to reduce the Fund’s duration, which had exceeded its target. As interest rates declined during the reporting period, the swap resulted in NEA having one of the shortest durations among these Funds as of the end of this reporting period and this detracted from its performance. Overall, duration and yield curve positioning were the major drivers of performance and differences in positioning accounted for much of the differences in performance.

During this reporting period, lower rated bonds generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk. These Funds tended to have overweights in A rated and BBB rated bonds and underweights in the AAA rated and AA rated categories relative to their benchmark and credit exposure was generally positive for their performance. As with duration, differences in credit allocation accounted for some of the differences in performance.

Among the municipal market sectors, tobacco, health care (especially hospitals), industrial development revenue (IDR) and transportation (especially toll roads) were some of the top-performing groups during this reporting period. Tobacco bonds performed well due to their lower credit quality and the broader demand for higher yields. Health care, IDR and transportation bonds also benefited from investor demand for lower rated credits, as well as generally improving credit fundamentals across these sectors. NQI’s overweight exposures to health care, utilities and dedicated tax bonds were particularly advantageous to performance, as were allocations in the water and sewer, and transportation sectors. Detracting slightly from NQI’s results was an overweight allocation to the pre-refunded sector, one of the weakest-performing segments in the municipal market. Pre-refunded bonds fared poorly in this reporting period because of their generally high quality credit ratings and short maturities. The performance of NIO, NVG and NEA was largely driven by the Funds’ allocations to the tobacco settlement, health care, transportation, utilities and the IDR sectors. However, relative gains were somewhat offset by weak performance from the three Funds’ exposures to the pre-refunded and tax obligation sectors. Although the tax-supported sectors encompass a wide range of credit ratings, the underperformance of higher quality issues has been one of the main reasons the tax-supported sectors have tended to lag revenue sectors.

Furthermore, for NQI, individual credit selection was a significant contributor to performance during this reporting period. Our picks in water and sewer revenue bonds were especially strong relative performers. Dedicated tax bonds, including sales tax and property tax-based credits also generated relative gains for the Fund. Finally, NQI’s selections in the not rated category outperformed those of the benchmark, with a number of life care and IDR issues adding value. Also during this reporting period, Moody’s upgraded Harris County-Houston Sports Authority bonds following a successful restructuring in November 2014. Both NIO and NEA held the bonds in their portfolios.

As noted in the previous Shareholder Fund Report, we continue to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the City of Detroit’s bankruptcy case. In terms of Puerto Rico holdings, shareholders should note that NIO, NVG and NEA had limited exposure to Puerto Rico debt, 0.39%, 0.44% and 1.43%, respectively, Puerto Rico debt during this reporting period, with NQI selling the last of its Puerto Rico bonds during the summer of 2014. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt is rated Caa2/CCC+/B (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

On February 6, 2015, a federal court found Puerto Rico’s Recovery Act to be unconstitutional. Though the Commonwealth is pursuing an appeal of the ruling, the outcome is uncertain. Puerto Rico’s non-voting Representative in Congress recently introduced legislation that would make chapter 9 bankruptcy available to the Commonwealth’s public corporations. A congressional committee hearing was held on February 26, 2015, but the bill has not advanced out of committee.

In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the Commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.33% of assets under management as of April 30, 2015. As of April 30, 2015, the Funds’ limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

The second situation that we continued to monitor was the City of Detroit’s filing for chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy on November 7, 2014. The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services.

In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds also were permanently removed from the city’s bankruptcy case, which led to a rally in the bonds’ price. NIO, NVG and NEA continued to hold Detroit water and sewer bonds, and the small position sizes had an insignificant impact on performance. NQI had no exposure to Detroit during this reporting period.

8	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.

As of April 30, 2015, the Funds’ percentages of leverage are as shown in the accompanying table.

	NQI	NIO	NVG	NEA
Effective Leverage*	35.82%	37.17%	35.69%	35.65%
Regulatory Leverage*	29.39%	30.82%	29.37%	29.82%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of April 30, 2015, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	VMTP Shares		VRDP Shares
		Shares Issued at		Shares Issued at
Fund	Series	Liquidation Value	Series	Liquidation Value	Total
NQI	2015	$240,400,000	—	—	$240,000,000
NIO	—	—	1	$667,200,000	$667,200,000
NVG	—	—	1	$179,000,000	$179,000,000
NEA	2016	$151,000,000	1	$219,000,000
			2	$130,900,000
		$151,000,000		$349,900,000	$500,900,000

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on VMTP and VRDP Shares and each Fund’s respective transactions.

Subsequent to the close of this reporting period, NQI refinanced all of its outstanding VMTP Shares with the issuance of new VMTP Shares.

Nuveen Investments	9

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of April 30, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NQI	NIO	NVG	NEA
November 2014	$0.0550	$0.0730	$0.0610	$0.0685
December	0.0550	0.0730	0.0610	0.0685
January	0.0550	0.0730	0.0610	0.0685
February	0.0550	0.0730	0.0610	0.0685
March	0.0550	0.0730	0.0610	0.0685
April 2015	0.0550	0.0730	0.0610	0.0685

Long-Term Capital Gain*	$—	$—	$0.1020	$—
Ordinary Income Distribution*	$—	$0.0017	$0.0082	$0.0006

Market Yield**	4.98%	6.01%	5.09%	5.87%
Taxable-Equivalent Yield**	6.92%	8.35%	7.07%	8.15%

*	Distribution paid in December 2014.

**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of April 30, 2015, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

10	Nuveen Investments

COMMON SHARE REPURCHASES

During August 2014, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of April 30, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NQI	NIO	NVG	NEA
Common Shares Cumulatively Repurchased and Retired	25,000	2,900	185,000	19,300
Common Shares Authorized for Repurchase	3,845,000	9,560,000	2,965,000	7,890,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of April 30, 2015, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NQI	NIO	NVG	NEA
Common Share NAV	$15.03	$15.67	$16.15	$14.94
Common Share Price	$13.24	$14.58	$14.37	$14.00
Premium/(Discount) to NAV	(11.91)%	(6.96)%	(11.02)%	(6.29)%
6-Month Average Premium/(Discount) to NAV	(12.54)%	(8.25)%	(12.35)%	(8.89)%

Nuveen Investments	11

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

12	Nuveen Investments

NQI
Nuveen Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQI at Common Share NAV	1.78%	8.20%	7.31%	5.31%
NQI at Common Share Price	3.03%	7.17%	4.65%	4.31%
S&P Municipal Bond Index	1.27%	4.86%	4.92%	4.63%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	2.40%	9.96%	8.36%	6.11%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

NQI	Performance Overview and Holding Summaries as of April 30, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	146.1%
Corporate Bonds	0.0%
Other Assets Less Liabilities	0.7%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Value	(146.8)%
Floating Rate Obligations	(5.2)%
VMTP Shares, at Liquidation Value	(41.6)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	19.9%
AA	46.3%
A	23.4%
BBB	5.9%
BB or Lower	2.6%
N/R (not rated)	1.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.7%
Health Care	16.1%
Transportation	14.7%
Tax Obligation/General	10.4%
U.S. Guaranteed	10.0%
Water and Sewer	7.2%
Utilities	6.5%
Other	13.4%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	10.6%
California	9.3%
Florida	8.2%
Illinois	7.5%
Arizona	7.2%
Pennsylvania	6.3%
Washington	5.8%
Colorado	4.9%
Wisconsin	4.1%
Louisiana	3.7%
Ohio	3.6%
Michigan	2.8%
Indiana	2.7%
New York	2.7%
Massachusetts	2.5%
Other	18.1%
Total	100%

14	Nuveen Investments

NIO
Nuveen Municipal Opportunity Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NIO at Common Share NAV	2.35%	9.15%	7.56%	5.58%
NIO at Common Share Price	3.04%	10.19%	7.22%	5.82%
S&P Municipal Bond Index	1.27%	4.86%	4.92%	4.63%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	2.40%	9.96%	8.36%	6.11%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

NIO	Performance Overview and Holding Summaries as of April 30, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	147.2%
Corporate Bonds	0.0%
Other Assets Less Liabilities	3.0%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Value	(150.2)%
Floating Rate Obligations	(5.7)%
VRDP Shares, at Liquidation Value	(44.5)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	22.3%
AA	46.2%
A	19.7%
BBB	6.1%
BB or Lower	4.1%
N/R (not rated)	1.6%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	18.6%
Health Care	17.3%
Transportation	15.7%
U.S. Guaranteed	12.7%
Utilities	9.5%
Water and Sewer	8.9%
Tax Obligation/General	8.2%
Other	9.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	11.3%
Florida	9.3%
Illinois	8.0%
Texas	5.8%
Washington	5.6%
Indiana	5.3%
Ohio	5.3%
New York	4.3%
South Carolina	4.1%
Pennsylvania	3.7%
Colorado	3.1%
Nebraska	2.9%
New Jersey	2.4%
Louisiana	2.4%
Arizona	2.1%
Massachusetts	2.0%
Michigan	1.8%
Kentucky	1.7%
Other	18.9%
Total	100%

16	Nuveen Investments

NVG
Nuveen Dividend Advantage Municipal Income Fund
Performance Overview and Holding Summaries as of April 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NVG at Common Share NAV	2.32%	9.64%	7.35%	5.91%
NVG at Common Share Price	5.05%	10.39%	5.95%	6.03%
S&P Municipal Bond Index	1.27%	4.86%	4.92%	4.63%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	2.40%	9.96%	8.36%	6.11%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

NVG	Performance Overview and Holding Summaries as of April 30, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	143.6%
Investment Companies	0.3%
Other Assets Less Liabilities	1.9%
Net Assets Plus Floating Rate Obligations & VRDP Shares, at Liquidation Value	(145.8)%
Floating Rate Obligations	(4.2)%
VRDP Shares, at Liquidation Value	(41.6)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	32.0%
AA	38.4%
A	14.3%
BBB	9.9%
BB or Lower	4.3%
N/R (not rated)	0.9%
N/A (not applicable)	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	18.0%
U.S. Guaranteed	17.3%
Health Care	17.2%
Transportation	12.7%
Tax Obligation/General	10.1%
Education and Civic Organizations	7.3%
Utilities	5.9%
Other	11.5%
Total	100%

States and Territories
(% of total municipal bonds)
California	13.5%
Illinois	8.9%
Texas	7.8%
Washington	6.4%
Colorado	4.9%
Indiana	4.5%
Florida	4.5%
Louisiana	4.3%
Georgia	3.8%
Pennsylvania	3.8%
New York	3.5%
Ohio	2.9%
Massachusetts	2.4%
Michigan	2.4%
Utah	2.2%
Nebraska	2.1%
Wisconsin	2.0%
Nevada	1.9%
Other	18.2%
Total	100%

18	Nuveen Investments

NEA
Nuveen AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of April 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NEA at Common Share NAV	1.52%	9.05%	6.12%	5.50%
NEA at Common Share Price	4.85%	11.48%	5.30%	5.70%
S&P Municipal Bond Index	1.27%	4.86%	4.92%	4.63%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	2.40%	9.96%	8.36%	6.11%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

NEA	Performance Overview and Holding Summaries as of April 30, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	143.5%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	1.2%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations, VMTP Shares, at Liquidation Value & VRDP Shares, at Liquidation Value	(146.2)%
Floating Rate Obligations	(3.7)%
VMTP Shares, at Liquidation Value	(12.8)%
VRDP Shares, at Liquidation Value	(29.7)%
Net Assets	100%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	19.2%
AA	47.2%
A	18.0%
BBB	8.9%
BB or Lower	4.9%
N/R (not rated)	1.8%
Total	100%

Portfolio Composition
(% of total investments)1
Tax Obligation/Limited	18.6%
Health Care	18.1%
Transportation	16.7%
U.S. Guaranteed	11.1%
Water and Sewer	9.1%
Tax Obligation/General	8.2%
Education and Civic Organizations	7.8%
Utilities	5.5%
Other	4.9%
Total	100%

States and Territories
(% of municipal bonds)
California	13.6%
Illinois	9.7%
Florida	6.5%
Texas	6.0%
New York	5.7%
Ohio	5.3%
Pennsylvania	5.2%
New Jersey	4.4%
Louisiana	3.7%
Colorado	3.5%
Arizona	3.2%
Washington	3.2%
Indiana	3.1%
Massachusetts	2.4%
South Carolina	1.9%
Wisconsin	1.7%
Nevada	1.6%
Other	19.3%
Total	100%

1 Excluding investments in derivatives.

20	Nuveen Investments

NQI
Nuveen Quality Municipal Fund, Inc.
	Portfolio of Investments	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 146.1% (100.0% of Total Investments)
	Alabama – 1.6% (1.1% of Total Investments)
$7,000	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AA– (4)	$7,028,840
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Series 2011B:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	AA	1,295,063
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	AA	1,047,470
9,250	Total Alabama			9,371,373
	Arizona – 10.6% (7.2% of Total Investments)
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,401,219
1,850	5.000%, 2/01/21	No Opt. Call	BBB+	2,153,548
1,485	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 4.000%, 12/01/39	12/24 at 100.00	A2	1,440,806
10,000	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/31	7/22 at 100.00	A1	10,649,500
	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	1,358,280
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	1,673,190
7,070	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA	7,994,049
2,750	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032- 11034, 15.239%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	AA	2,938,870
8,755	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B, 5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	11,175,670
10,000	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	11,193,000
7,930	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32	No Opt. Call	A–	9,021,565
53,760	Total Arizona			60,999,697
	California – 13.6% (9.3% of Total Investments)
1,020	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/23	11/22 at 100.00	BBB+	1,154,293
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA–	5,592,750
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	7/15 at 100.00	AA–	80,290
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	7/15 at 100.00	Aa3	5,018
4,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 4.000%, 7/01/39	7/24 at 100.00	A	4,028,880
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	8,369,480
1,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,045,100
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	3,982,100

Nuveen Investments	21

NQI	Nuveen Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
$3,960	0.000%, 1/15/34 – AGM Insured	No Opt. Call	AA	$1,762,477
5,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	2,114,400
5,000	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.125%, 3/01/32 – AMBAC Insured	7/15 at 100.00	A	5,005,600
8,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	A1 (4)	8,534,425
5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B	4,866,600
5,795	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	4,243,041
1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured	9/21 at 100.00	AA	1,291,413
3,455	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)	7/15 at 100.00	AA– (4)	3,861,999
2,000	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	7/15 at 100.00	AA–	2,007,500
	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A:
2,000	5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	AA+	2,016,200
3,655	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+	3,684,532
8,965	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	9,183,477
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	2,784,600
3,170	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA (4)	3,208,642
84,300	Total California			78,822,817
	Colorado – 7.1% (4.9% of Total Investments)
2,015	Board of Trustees of the University of Northern Colorado, Revenue Bonds, Series 2005, 5.000%, 6/01/22 (Pre-refunded 6/01/15) – AGM Insured	6/15 at 100.00	AA (4)	2,023,322
1,165	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Refunding and Improvement Bonds, James Irwin Educational Foundation Project, Series 2007, 5.000%, 12/01/38	12/24 at 100.00	A	1,270,537
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
1,640	5.000%, 12/01/22	No Opt. Call	BBB+	1,828,715
2,895	5.000%, 12/01/23	12/22 at 100.00	BBB+	3,229,488
4,200	5.000%, 12/01/24	12/22 at 100.00	BBB+	4,637,514
690	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	A3	775,836
2,540	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 5.000%, 12/01/25 – AGM Insured	12/22 at 100.00	AA	2,984,881
1,000	Denver, Colorado, Airport System Revenue Bonds, Series 2006, 5.000%, 11/15/24 – NPFG Insured	11/16 at 100.00	AA–	1,067,450
5,365	Denver, Colorado, Airport System Revenue Bonds, Series 2006A, 5.000%, 11/15/23 – NPFG Insured (UB)	11/16 at 100.00	AA–	5,738,404
1,085	Denver, Colorado, Airport Revenue Bonds, Trust 2365, 15.907%, 6/17/16 – NPFG Insured (IF)	No Opt. Call	AA–	1,374,087
9,880	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	4,926,168
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	6,609,500

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater Revenue Bonds, Series 2012:
$400	5.000%, 12/01/32	No Opt. Call	A+	$447,860
1,000	3.000%, 12/01/32	No Opt. Call	A+	912,020
590	Foothills Metropolitan District In the City of Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	630,745
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA	1,042,756
1,100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA	1,175,548
5	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	5,021
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
320	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	321,318
175	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	175,721
46,945	Total Colorado			41,176,891
	District of Columbia – 1.1% (0.7% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.676%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,524,290
3,920	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1730, 11.668%, 4/01/16 – AMBAC Insured (IF) (5)	No Opt. Call	AA+	4,599,375
5,255	Total District of Columbia			6,123,665
	Florida – 12.0% (8.2% of Total Investments)
4,455	Broward County School Board, Florida, Certificates of Participation, Series 2005A, 5.000%, 7/01/28 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (4)	4,491,175
10,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	11,043,500
2,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA	2,100,200
7,000	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	A+	8,303,890
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,160,413
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	4,375,880
555	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	555,144
2,550	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2929, 17.356%, 12/01/16 – AGC Insured (IF) (5)	No Opt. Call	AAA	3,711,219
1,560	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.000%, 6/01/38	6/16 at 100.00	A–	1,605,739
6,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Refunding Series 2013A, 5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	A	7,009,380
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A1	682,698
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/25	11/21 at 100.00	A2	1,108,200
10,085	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2008B, 5.000%, 10/01/41 – AGM Insured	10/18 at 100.00	AA	11,091,382
4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	4,630,868

Nuveen Investments	23

NQI	Nuveen Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA	$2,229,500
5,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	5,454,850
61,930	Total Florida			69,554,038
	Georgia – 1.8% (1.2% of Total Investments)
7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	7,987,000
2,000	City of Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 – AGM Insured	12/21 at 100.00	AA	2,391,600
9,000	Total Georgia			10,378,600
	Idaho – 0.2% (0.1% of Total Investments)
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A–	1,005,850
	Illinois – 11.0% (7.5% of Total Investments)
	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
675	5.000%, 1/01/25	7/23 at 100.00	A1	792,977
1,170	5.000%, 1/01/26	7/23 at 100.00	A1	1,360,464
2,235	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit	6/21 at 100.00	AA	2,512,364
	Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured
1,775	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	AA–	1,832,723
2,660	Cook County, Illinois, General Obligation Bonds, Refunding Series 2007B, 5.000%, 11/15/21 – NPFG Insured	11/17 at 100.00	AA	2,907,247
1,485	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BBB	1,585,950
2,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	A+	1,946,540
560	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	606,094
2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA	2,669,274
1,150	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,291,347
3,665	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	4,137,712
825	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A–	902,699
455	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	501,137
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/37 – AGM Insured	1/21 at 100.00	A2	8,148,288
15,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	AAA	15,702,150
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	1,217,400
18,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AAA	13,195,620
1,850	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	2,016,667
68,145	Total Illinois			63,326,653

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 4.0% (2.7% of Total Investments)
$4,100	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	$4,375,766
11,130	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	12,263,591
3,680	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	3,878,978
1,790	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1990A, 7.250%, 6/01/15 – AMBAC Insured	No Opt. Call	AA+	1,798,986
500	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	577,390
21,200	Total Indiana			22,894,711
	Kansas – 1.1% (0.7% of Total Investments)
5,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	6,148,560
	Kentucky – 0.4% (0.3% of Total Investments)
2,230	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/23 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA (4)	2,256,381
	Louisiana – 5.3% (3.7% of Total Investments)
1,000	Lafayette Public Power Authority, Louisiana, Electric Revenue Bonds, Series 2012, 5.000%, 11/01/29	No Opt. Call	AA–	1,131,320
1,455	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A+	1,605,593
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
11,325	4.750%, 5/01/39 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	11,827,151
8,940	4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	9,313,960
10	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.955%, 5/01/34 (Pre-refunded 5/01/16) – NPFG Insured (IF)	5/16 at 100.00	Aa1 (4)	11,673
5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-3, 15.923%, 5/01/34 (Pre-refunded 5/01/16) – NPFG Insured (IF)	5/16 at 100.00	Aa1 (4)	5,835
5,000	Louisiana State, General Obligation Bonds, Series 2012C, 5.000%, 7/15/21	No Opt. Call	AA	5,959,800
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%, 6/01/34	6/24 at 100.00	A	1,033,340
28,735	Total Louisiana			30,888,672
	Maine – 0.5% (0.3% of Total Investments)
1,790	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth Issue, Series 2015, 4.000%, 7/01/44	No Opt. Call	A+	1,752,159
1,000	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2012A-1, 4.000%, 11/15/24 – AGM Insured (Alternative Minimum Tax)	11/21 at 100.00	AA+	1,062,430
2,790	Total Maine			2,814,589
	Massachusetts – 3.7% (2.5% of Total Investments)
4,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	4,530,400
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	7,565,400
3,335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Tender Option Bond Trust 11824, 13.724%, 1/01/16 (IF)	No Opt. Call	AAA	4,269,267
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,538,666
1,245	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA	1,434,265
18,045	Total Massachusetts			21,337,998

Nuveen Investments	25

NQI	Nuveen Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 4.1% (2.8% of Total Investments)
$1,825	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/28 – AGM Insured	5/17 at 100.00	AA	$1,958,298
	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group,Refunding Series 2015:
4,495	4.000%, 11/15/35	5/25 at 100.00	A+	4,387,165
2,550	4.000%, 11/15/36	5/25 at 100.00	A+	2,476,356
2,750	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.375%, 10/15/36	10/21 at 100.00	Aa3	3,088,773
10,585	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	11,917,546
22,205	Total Michigan			23,828,138
	Minnesota – 0.2% (0.1% of Total Investments)
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA	1,081,720
	Mississippi – 1.1% (0.7% of Total Investments)
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	6,231,204
	Missouri – 1.8% (1.2% of Total Investments)
4,000	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.625%, 5/15/31	5/23 at 100.00	A–	3,855,320
6,665	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	No Opt. Call	AA	6,550,895
10,665	Total Missouri			10,406,215
	Nebraska – 3.0% (2.1% of Total Investments)
4,405	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	4,892,237
12,155	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (5)	9/16 at 100.00	AA	12,364,431
16,560	Total Nebraska			17,256,668
	Nevada – 2.0% (1.3% of Total Investments)
	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,500	5.000%, 7/01/25 (Alternative Minimum Tax)	1/23 at 100.00	A	2,841,150
2,500	5.000%, 7/01/26 (Alternative Minimum Tax)	1/23 at 100.00	A	2,821,950
5,000	5.000%, 7/01/27 (Alternative Minimum Tax)	1/23 at 100.00	A	5,595,000
10,000	Total Nevada			11,258,100
	New Jersey – 3.6% (2.5% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,700	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA–	1,726,367
1,700	5.000%, 7/01/23 – NPFG Insured	7/15 at 100.00	AA–	1,726,367
5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/23	No Opt. Call	A–	5,565,600
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A–	1,194,560
2,975	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	No Opt. Call	AA+	3,260,987
6,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	7,416,180
19,375	Total New Jersey			20,890,061

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 3.9% (2.7% of Total Investments)
$705	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	$680,388
4,080	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,259,357
2,890	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	3,012,536
3,300	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	AA–	3,328,875
2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	2,220,560
1,290	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	AA	1,495,832
1,000	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31	7/24 at 100.00	BBB+	1,117,580
1,740	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 17.401%, 7/15/15 – AMBAC Insured (IF)	No Opt. Call	AA+	1,905,074
4,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	4,182,120
325	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/15 at 100.00	AA	325,868
21,330	Total New York			22,528,190
	North Dakota – 0.6% (0.4% of Total Investments)
	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A:
600	3.000%, 3/01/18	No Opt. Call	A	621,570
970	4.000%, 3/01/19	No Opt. Call	A	1,043,284
1,085	5.000%, 3/01/21	No Opt. Call	A	1,239,471
305	Williston, North Dakota, Limited Obligation Bonds, Certificates of Indebtedness, Series 2013A, 2.500%, 11/01/15	7/15 at 100.00	N/R	305,293
2,960	Total North Dakota			3,209,618
	Ohio – 5.3% (3.6% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
13,000	5.125%, 6/01/24	6/17 at 100.00	B–	11,090,820
8,480	5.875%, 6/01/30	6/17 at 100.00	B–	7,192,736
9,045	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	9,154,173
3,065	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA	3,148,123
33,590	Total Ohio			30,585,852
	Oklahoma – 0.2% (0.2% of Total Investments)
1,185	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/19	No Opt. Call	A+	1,353,543
	Oregon – 0.5% (0.4% of Total Investments)
800	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.500%, 10/01/49	10/24 at 100.00	N/R	888,608
2,110	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A, 4.000%, 4/01/40 (WI/DD, Settling 5/20/15)	4/25 at 100.00	BBB+	2,045,139
2,910	Total Oregon			2,933,747

Nuveen Investments	27

NQI	Nuveen Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 9.1% (6.3% of Total Investments)
$3,000	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	AA–	$3,081,360
1,165	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA	1,306,070
6,015	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,618,244
1,600	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (4)	1,692,976
2,450	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	2,719,304
3,735	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	4,242,624
825	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	850,295
2,165	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (Alternative Minimum Tax)	6/26 at 100.00	BBB	2,342,097
5,400	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	5,577,660
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	AA	5,508,550
7,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	8,569,374
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	AA–	2,045,940
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA	1,270,204
1,000	5.500%, 12/01/35 – AGM Insured	12/21 at 100.00	AA	1,131,650
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	5,846,568
49,120	Total Pennsylvania			52,802,916
	South Carolina – 2.6% (1.8% of Total Investments)
5,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2011B, 5.000%, 12/01/21	No Opt. Call	AA–	5,949,500
8,950	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	9,330,375
13,950	Total South Carolina			15,279,875
	South Dakota – 0.9% (0.6% of Total Investments)
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2012A:
250	5.000%, 7/01/27	7/21 at 100.00	AA–	280,955
4,350	5.000%, 7/01/42	7/21 at 100.00	AA–	4,734,236
4,600	Total South Dakota			5,015,191
	Texas – 15.4% (10.6% of Total Investments)
2,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	2,521,657
1,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB	1,984,546
1,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB	1,600,095
5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	A+	5,412,250

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$400	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	$426,568
3,355	Deer Park Independent School District, Harris County, Texas, General Obligation Bonds, Refunding School Building Series 2013, 5.000%, 2/15/23	2/22 at 100.00	AAA	3,988,223
5,000	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP, Inc., Refunding Series 2015, 4.000%, 8/15/44 (WI/DD, Settling 5/19/15)	8/25 at 100.00	AAA	4,865,000
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
3,500	5.125%, 9/01/32 – AGM Insured	9/16 at 100.00	AA	3,595,620
2,055	5.125%, 9/01/33 – AGM Insured	9/16 at 100.00	AA	2,111,697
17,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	23,737,950
745	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	765,175
4,530	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	4,617,837

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A:

1,000	5.000%, 4/01/34	4/24 at 100.00	BBB–	1,073,840
2,200	5.000%, 4/01/39	4/24 at 100.00	BBB–	2,343,770
1,600	5.000%, 4/01/46	4/24 at 100.00	BBB–	1,697,200
5,540	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston- Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/39	4/24 at 100.00	Baa3	5,944,808
2,205	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A3	2,447,484
610	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Baa2	638,414
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	2,731,060
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,500	5.000%, 12/15/29	No Opt. Call	A3	2,759,525
2,605	5.000%, 12/15/30	No Opt. Call	A3	2,868,079
800	5.000%, 12/15/32	No Opt. Call	A3	874,072
3,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/22	No Opt. Call	AAA	3,631,200
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
6,665	0.000%, 8/15/36	8/24 at 59.60	A–	2,662,401
10,000	0.000%, 8/15/37	8/24 at 56.94	A–	3,705,900
88,200	Total Texas			89,004,371
	Utah – 0.8% (0.6% of Total Investments)
3,615	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust R-11752, 12.884%, 6/15/27 (Pre-refunded 6/15/18) – AGM Insured (IF)	6/18 at 100.00	AAA	4,874,755

Nuveen Investments	29

NQI	Nuveen Quality Municipal Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Vermont – 0.4% (0.3% of Total Investments)
$2,000	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.375%, 5/01/36 (Pre-refunded 5/01/16)	5/16 at 100.00	N/R (4)	$2,090,480
	Washington – 8.5% (5.8% of Total Investments)
8,000	King County School District 403 Renton, Washington, General Obligation Bonds, Series 2012, 5.000%, 12/01/19	No Opt. Call	AA+	9,300,560
8,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA+ (4)	8,731,120
1,665	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.486%, 7/01/32 (Pre-refunded 7/01/17) – AGM Insured (IF) (5)	7/17 at 100.00	AA+ (4)	2,121,493
1,970	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research 7/01/32 Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,202,263
10,000	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2012R-13A, 5.000%, 7/01/21	No Opt. Call	AA+	11,931,600
21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/28 – NPFG Insured (UB) (5)	No Opt. Call	AA+	14,596,471
51,145	Total Washington			48,883,507
	West Virginia – 1.7% (1.2% of Total Investments)
8,655	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	9,848,351
	Wisconsin – 5.9% (4.1% of Total Investments)
970	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	992,514
3,490	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 4.500%, 2/15/40	2/22 at 100.00	A–	3,589,570
11,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	12,235,080
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	1,552,163
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 3.375%, 8/15/29	8/24 at 100.00	A+	4,799,200
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	BBB+	1,092,530
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/33	8/23 at 100.00	A–	1,076,869
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	1,031,309
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
2,565	5.000%, 12/01/44	12/22 at 102.00	N/R	2,578,465
1,775	5.250%, 12/01/49	12/22 at 102.00	N/R	1,796,956
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,023,509
1,500	5.500%, 10/01/49	10/22 at 102.00	N/R	1,536,539
1,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	A1 (4)	1,008,129
32,550	Total Wisconsin			34,312,833

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.5% (0.3% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
$1,000	5.500%, 12/01/27	12/21 at 100.00	BBB+	$1,133,039
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB+	1,141,779
510	Wyoming Community Development Authority, Housing Revenue Bonds, 2012 Series 1, 4.375%, 12/01/32 (Alternative Minimum Tax)	12/21 at 100.00	AA+	521,408
2,510	Total Wyoming			2,796,226
$821,655	Total Municipal Bonds (cost $778,738,186)			843,572,056

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$626	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$112,635
166	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	22,259
$792	Total Corporate Bonds (cost $71,028)				134,894
	Total Long-Term Investments (cost $778,809,214)				843,706,950
	Floating Rate Obligations – (5.2)%				(29,915,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (41.6)% (8)				(240,400,000)
	Other Assets Less Liabilities – 0.7%				4,278,632
	Net Assets Applicable to Common Shares – 100%				$577,670,582

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.5%.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

NIO
Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.2% (100.0% of Total Investments)
	Alabama – 0.5% (0.3% of Total Investments)
$6,850	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+	$7,182,773
	Arizona – 3.1% (2.1% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A3	4,559,686
4,545	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	AA–	4,969,821
5,465	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/42	12/24 at 100.00	A2	6,022,211
1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	Aa3 (4)	1,007,670
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/29 – AGC Insured	4/20 at 100.00	AA	3,388,470
5,200	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032- 11034, 15.239%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	AA	5,557,136
5,015	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Subordinate Series 2005A, 5.000%, 7/01/41 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (4)	5,055,872
13,490	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AAA	13,591,445
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33	8/23 at 100.00	Baa1	2,211,880
43,945	Total Arizona			46,364,191
	Arkansas – 0.2% (0.1% of Total Investments)
2,660	Arkansas State University, Student Fee Revenue Bonds, Beebe Campus, Series 2006, 5.000%, 9/01/35 – AMBAC Insured	9/15 at 100.00	A1	2,696,974
	California – 16.6% (11.3% of Total Investments)
710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	797,408
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
3,220	9.278%, 2/15/20 (IF) (5)	No Opt. Call	AA	3,950,554
1,275	9.278%, 2/15/20 (IF) (5)	No Opt. Call	AA	1,564,272
1,215	9.271%, 2/15/20 (IF) (5)	No Opt. Call	AA	1,490,404
3,500	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/26 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA– (4)	3,542,665
2,985	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Subordinated Series 2005A, 5.000%, 6/01/27 – NPFG Insured	6/15 at 100.00	AAA	2,997,388
2,765	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Subordinated Series 2005A, 5.000%, 6/01/27 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AA– (4)	2,776,475
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
2,400	5.750%, 1/15/46	1/24 at 100.00	BBB–	2,796,312
5,400	6.000%, 1/15/49	1/24 at 100.00	BBB–	6,392,142
32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$10,050	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/38 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	A1 (4)	$10,085,175
6,870	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A1	7,609,830
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
12,670	4.500%, 6/01/27	6/17 at 100.00	B	12,331,964
5,290	5.000%, 6/01/33	6/17 at 100.00	B	4,457,777
1,520	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–	1,533,923
5,600	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	4,264,848
2,740	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA	2,948,240
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (4)	3,166,830
5,720	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	3,882,507
5,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	5,371,964
	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001:
15,000	5.200%, 6/15/30 – AMBAC Insured	6/15 at 100.00	N/R	15,025,800
6,000	5.125%, 6/15/33 – AMBAC Insured	6/15 at 100.00	N/R	6,009,240
2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	AA–	2,037,910
6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 – AGM Insured	7/15 at 100.00	AA	6,022,500
2,970	Riverside Community College District, California, General Obligation Bonds, Refunding Series 2005, 5.000%, 8/01/22 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA (4)	3,005,937
510	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	581,706
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 (Pre-refunded 12/01/15) – FGIC Insured	12/15 at 100.00	AA (4)	2,566,125
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43	5/23 at 100.00	A+	4,477,840
10,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2014B, 5.000%, 5/01/44	5/24 at 100.00	A+	11,273,300
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	Aaa	61,250,839
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
2,680	5.000%, 1/15/44	1/25 at 100.00	BBB–	2,945,776
8,275	5.000%, 1/15/50	1/25 at 100.00	BBB–	9,017,599
21,255	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	21,772,984
5,625	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	AA–	7,183,519
5,625	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	AA– (4)	7,157,925
6,785	Santa Clara Valley Water District, California, Water Revenue Bonds, Series 2006A, 3.750%, 6/01/25 – AGM Insured	6/16 at 100.00	Aa1	6,903,941
248,075	Total California			249,193,619

Nuveen Investments	33

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 4.6% (3.1% of Total Investments)
$1,080	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	$1,109,851
1,900	Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space, Series 2005B, 5.250%, 11/01/24 (Pre-refunded 11/01/15) – AGM Insured	11/15 at 100.00	AA (4)	1,948,431
195	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	202,779
6,630	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	7,326,747
550	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3	619,504
7,415	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	8,258,901
35,995	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/23 – NPFG Insured	No Opt. Call	AA–	28,372,339
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	6,609,500
4,335	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA	4,632,728
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	AA–	9,288,545
15	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	15,062
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
645	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	647,657
340	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	341,401
77,600	Total Colorado			69,373,445
	Connecticut – 0.3% (0.2% of Total Investments)
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	3,702,530
	District of Columbia – 1.0% (0.7% of Total Investments)
2,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	2,951,194
8,435	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	8,902,721
2,670	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.676%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	3,048,579
13,985	Total District of Columbia			14,902,494
	Florida – 13.7% (9.3% of Total Investments)
1,250	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/24 – AMBAC Insured	9/15 at 100.00	Aa3	1,269,863
1,275	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	7/15 at 100.00	A+	1,280,024
6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	6,626,100
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
5,110	5.000%, 11/01/27 (Pre-refunded 11/01/17) – AGM Insured (UB)	11/17 at 100.00	AA (4)	5,636,432
12,585	5.000%, 11/01/32 (Pre-refunded 11/01/17) – AGM Insured (UB)	11/17 at 100.00	AA (4)	13,881,507
3,000	Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%, 6/01/22 (Pre-refunded 6/01/15) – AMBAC Insured	6/15 at 100.00	AA– (4)	3,012,540

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
$655	5.650%, 9/01/17 – AGM Insured (Alternative Minimum Tax)	9/15 at 100.00	AA+	$656,932
1,890	5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	9/15 at 100.00	AA+	1,892,797
2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA (4)	2,530,475
1,200	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	AA– (4)	1,224,156
90	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18	7/15 at 100.00	A3	90,265
1,915	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA	2,097,117
2,500	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	2,817,100
1,000	Hillsborough County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2005A, 5.000%, 7/01/26 – NPFG Insured	7/15 at 100.00	Aa2	1,007,980
1,000	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+	1,020,220
2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AA– (4)	2,616,097
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	5/15 at 102.00	A3	1,681,223
1,830	5.000%, 5/01/27 – NPFG Insured	5/15 at 102.00	A3	1,869,821
4,665	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA	5,160,423
1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	AA–	1,049,430
3,000	Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37 – NPFG Insured	10/17 at 100.00	AA–	3,242,580
3,230	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/43	10/24 at 100.00	BBB+	3,555,907
5,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A–	5,517,650
3,200	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A, 5.000%, 10/01/30 (Alternative Minimum Tax)	No Opt. Call	A	3,570,048
12,930	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005A, 5.000%, 6/01/32 – NPFG Insured	12/15 at 100.00	AA–	12,960,644
5,320	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	AA–	5,339,046
3,015	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA	3,306,490
6,305	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	6,978,878
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 9B, Series 2005:
1,290	5.000%, 8/01/23 – NPFG Insured	8/15 at 102.00	AA–	1,321,528
2,145	5.000%, 8/01/29 – NPFG Insured	8/15 at 102.00	AA–	2,194,957
2,000	Okaloosa County, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 7/01/36 – AGM Insured	7/16 at 100.00	AA	2,090,120
3,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	3,736,880
1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA (4)	1,094,350

Nuveen Investments	35

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	AA–	$2,633,275
170	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	193,790
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA– (4)	3,285,870
2,940	Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2006 Refunding, 5.000%, 10/01/36 (Pre-refunded 4/01/16) – AGM Insured	4/16 at 100.00	AA (4)	3,065,803
60	Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2006 Refunding, 5.000%, 10/01/36 – AGM Insured	4/16 at 100.00	AA+	62,348
900	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	968,985
	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
5,450	5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA	6,073,480
8,530	5.000%, 9/01/35 – AGC Insured	9/18 at 100.00	AA	9,428,209
1,895	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,902,864
5,740	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2 (4)	6,438,788
765	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	AA	780,147
	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993:
1,355	5.500%, 10/01/15 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,385,352
1,200	5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,456,656
2,500	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,550,500
400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	AA	449,608
1,470	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	7/15 at 100.00	Aaa	1,485,288
10,335	Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%, 4/01/35 (Pre-refunded 4/01/16) – CIFG Insured	4/16 at 100.00	A3 (4)	10,780,645
21,095	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A	23,281,919
12,000	Volusia County School Board, Florida, Certificates of Participation, Master Lease Program Series 2007, 5.000%, 8/01/32 – AGM Insured	8/17 at 100.00	Aa3	12,383,400
4,275	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/24 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	Aa3 (4)	4,326,984
192,220	Total Florida			205,263,491
	Georgia – 2.4% (1.6% of Total Investments)
10,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	11,410,000
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	3,020,914
16,805	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA–	19,344,404
2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured	7/19 at 100.00	A+	2,470,658
31,880	Total Georgia			36,245,976
	Hawaii – 0.4% (0.3% of Total Investments)
170	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	193,809

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii (continued)
$5,775	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queen’s Health Systems, Series 2015A, 4.000%, 7/01/40	7/25 at 100.00	AA–	$5,666,777
5,945	Total Hawaii			5,860,586
	Idaho – 0.6% (0.4% of Total Investments)
6,085	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A–	6,596,566
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	A+	1,052,290
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	A+	1,119,624
8,150	Total Idaho			8,768,480
	Illinois – 11.7% (8.0% of Total Investments)
8,470	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	No Opt. Call	AA	9,565,595
7,700	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA	8,652,798
7,200	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	AA–	7,434,144
7,095	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	AA	7,930,649
6,160	De Witt, Ford, Livingston, Logan, Mc Lean and Tazewell Community College District 540, Illinois, General Obligation Bonds, Series 2007, 3.000%, 12/01/26 – AGM Insured	12/17 at 100.00	Aa2	5,828,099
3,400	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36	11/23 at 100.00	A2	3,743,944
3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 – NPFG Insured	6/15 at 100.00	A3	3,338,725
2,315	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	2,528,165
5,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	BBB	6,046,815
7,070	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB	7,505,512
1,435	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	1,706,430
4,400	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	4,742,936
6,720	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA	8,007,821
14,975	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	16,106,661
	Illinois State, General Obligation Bonds, February Series 2014:
3,200	5.250%, 2/01/32	2/24 at 100.00	A–	3,421,984
2,000	5.250%, 2/01/33	2/24 at 100.00	A–	2,134,240
1,575	5.250%, 2/01/34	2/24 at 100.00	A–	1,677,155
7,000	5.000%, 2/01/39	2/24 at 100.00	A–	7,250,460
	Illinois State, General Obligation Bonds, May Series 2014:
510	5.000%, 5/01/36	5/24 at 100.00	A–	532,160
1,630	5.000%, 5/01/39	5/24 at 100.00	A–	1,689,788

Nuveen Investments	37

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Refunding Series 2012:
$3,160	5.000%, 8/01/21	No Opt. Call	A–	$3,538,315
1,225	5.000%, 8/01/22	No Opt. Call	A–	1,380,538
2,740	5.000%, 8/01/23	No Opt. Call	A–	3,083,322
270	5.000%, 8/01/25	8/22 at 100.00	A–	295,429
1,425	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	1,569,495
5,405	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/24 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA (4)	5,697,735
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 17.799%, 1/01/21 (IF)	No Opt. Call	AA–	2,013,362
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
20,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	4,869,600
10,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	2,302,100
20,045	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	7,917,374
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF0081:
5,000	14.953%, 6/15/18 (IF)	No Opt. Call	AAA	6,271,100
5,920	13.448%, 6/15/42 (IF)	6/20 at 100.00	AAA	6,543,139
5,345	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.625%, 11/01/48	11/23 at 100.00	BB+	6,707,975
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	2,653,640
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	AA	1,156,316
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	AA	1,277,842
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	AA	1,425,998
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA	1,299,960
2,085	7.250%, 12/01/29 – AGM Insured	12/20 at 100.00	AA	2,565,572
2,295	7.250%, 12/01/30 – AGM Insured	12/20 at 100.00	AA	2,823,975
196,395	Total Illinois			175,236,868
	Indiana – 7.8% (5.3% of Total Investments)
12,040	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/44	10/24 at 100.00	A2	13,519,355
12,360	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	13,370,801
3,450	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	3,683,979
14,760	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	16,018,142
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	5,562,300
17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	AA	20,254,886
8,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	8,959,595
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, PILOT Infrastructure Project Revenue Bonds, Series 2010F, 5.000%, 1/01/35 – AGM Insured	1/20 at 100.00	AA	5,627,350
20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA	13,316,400
9,615	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	10,920,236

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$935	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	$1,048,313
2,040	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	2,502,101
1,500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R	1,573,710
113,170	Total Indiana			116,357,168
	Iowa – 1.3% (0.9% of Total Investments)
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	11,183,900
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
2,260	5.375%, 6/01/38	6/15 at 100.00	B+	2,002,292
1,230	5.500%, 6/01/42	6/15 at 100.00	B+	1,085,487
445	5.625%, 6/01/46	6/15 at 100.00	B+	397,594
5,600	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	5,365,528
19,535	Total Iowa			20,034,801
	Kansas – 1.1% (0.8% of Total Investments)
12,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45	No Opt. Call	A+	13,367,400
2,865	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A+	3,187,714
14,865	Total Kansas			16,555,114
	Kentucky – 2.5% (1.7% of Total Investments)
5,170	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	5,882,064
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
3,330	0.000%, 7/01/43	7/31 at 100.00	Baa3	2,313,751
5,735	0.000%, 7/01/46	7/31 at 100.00	Baa3	3,988,865
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
1,445	5.750%, 7/01/49	7/23 at 100.00	Baa3	1,640,263
290	6.000%, 7/01/53	7/23 at 100.00	Baa3	333,074
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
3,860	5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA	4,437,881
10,000	5.250%, 2/01/24 – AGC Insured	2/19 at 100.00	AA	11,426,800
7,500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 – AMBAC Insured	7/16 at 100.00	AA+	7,888,875
37,330	Total Kentucky			37,911,573
	Louisiana – 3.6% (2.4% of Total Investments)
3,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA	3,915,447
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
3,300	4.750%, 5/01/39 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	3,446,322
35,725	4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	37,219,377
38	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.955%, 5/01/34 (Pre-refunded 5/01/16) – NPFG Insured (IF)	5/16 at 100.00	Aa1 (4)	44,745
8,180	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A–	8,919,308
50,573	Total Louisiana			53,545,199

Nuveen Investments	39

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.8% (0.6% of Total Investments)
$1,015	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa1	$1,072,398
10,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth Issue, Series 2015, 5.000%, 7/01/39	No Opt. Call	A+	10,990,300
11,015	Total Maine			12,062,698
	Maryland – 0.5% (0.4% of Total Investments)
5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	5,481,672
2,440	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	2,679,657
7,785	Total Maryland			8,161,329
	Massachusetts – 3.0% (2.0% of Total Investments)
7,255	Massachusetts Development Finance Agency Revenue Bonds, Partners HealthCare System Issue, Series 2015-O1, 5.000%, 7/01/45	7/25 at 100.00	AA	8,113,194
4,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	5,096,700
3,225	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	3,282,728
1,270	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	No Opt. Call	BBB	1,354,938
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.516%, 12/15/34 (IF) (5)	12/19 at 100.00	AAA	7,739,320
11,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	11,155,540
7,255	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	7,409,241
39,835	Total Massachusetts			44,151,661
	Michigan – 2.6% (1.8% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	AA	6,779,985
1,695	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,822,549
930	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	10/15 at 100.00	A3	930,670
5,070	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-2A, 5.375%, 4/01/18 – NPFG Insured	10/15 at 100.00	A–	5,073,650
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,199,260
8,260	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.375%, 10/15/41	10/21 at 100.00	Aa3	9,277,549
11,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	11,871,530
35,445	Total Michigan			38,955,193
	Minnesota – 0.8% (0.5% of Total Investments)
5,465	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	6,356,014
5,020	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	5,663,815
10,485	Total Minnesota			12,019,829

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 0.5% (0.3% of Total Investments)
$2,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43	2/22 at 100.00	A1	$2,422,013
305	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	343,226
4,125	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/29 – NPFG Insured	No Opt. Call	AA–	4,877,648
6,680	Total Missouri			7,642,887
	Montana – 0.2% (0.2% of Total Investments)
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Series 2011A, 5.750%, 1/01/31 – AGM Insured	1/21 at 100.00	AA	3,510,570
	Nebraska – 4.2% (2.9% of Total Investments)
4,010	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	4,362,800
27,125	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (5)	9/16 at 100.00	AA	27,592,364
5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+	5,661,850
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (4)	1,008,150
2,460	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Subordinated Lien Series 2014CC, 4.000%, 2/01/38	2/24 at 100.00	AA–	2,505,412
21,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Series 2007A, 5.000%, 1/01/37 – AMBAC Insured	1/17 at 100.00	A2	22,057,140
60,595	Total Nebraska			63,187,716
	Nevada – 2.0% (1.3% of Total Investments)
7,000	Clark County School District, Nevada, General Obligation Bonds, Refunding Series 2005A, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – FGIC Insured	6/15 at 101.00	AA– (4)	7,111,650
3,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA	3,398,850
16,890	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	19,019,660
26,890	Total Nevada			29,530,160
	New Jersey – 3.6% (2.4% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
3,850	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA–	3,909,714
3,850	5.000%, 7/01/23 – NPFG Insured	7/15 at 100.00	AA–	3,909,714
5,900	5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	AA–	5,991,509
26,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	32,136,780
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,320	4.500%, 6/01/23	6/17 at 100.00	BB	3,326,441
1,545	4.625%, 6/01/26	6/17 at 100.00	B+	1,492,254
1,470	4.750%, 6/01/34	6/17 at 100.00	B2	1,139,956
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	Aa3	1,690,630
47,265	Total New Jersey			53,596,998

Nuveen Investments	41

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 1.2% (0.8% of Total Investments)
$3,660	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Subordinate Series 2005, 5.000%, 6/15/25 (Pre-refunded 6/15/15) – NPFG Insured	6/15 at 100.00	AA– (4)	$3,681,118
13,600	University of New Mexico, Revenue Bonds, System Improvement Subordinated Lien Series 2007A, 5.000%, 6/01/36 – AGM Insured	6/17 at 100.00	AA	14,579,744
17,260	Total New Mexico			18,260,862
	New York – 6.3% (4.3% of Total Investments)
2,095	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	2,021,864
1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore	7/15 at 100.00	AA–	1,887,313
	Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured
1,200	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2015, 5.000%, 12/01/40 (WI/DD, Settling 5/13/15)	6/25 at 100.00	Ba1	1,252,980
7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	Aa1	8,318,865
4,030	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,207,159
12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	13,030,000
6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – NPFG Insured	9/16 at 100.00	AA–	6,306,660
2,500	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	2,775,700
10,610	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	11,509,834
3,025	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	AA	3,507,669
2,615	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	3,118,754
85	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 – AMBAC Insured	9/15 at 100.00	AA	86,383
4,915	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 (Pre-refunded 9/01/15) – AMBAC Insured	9/15 at 100.00	Aa2 (4)	4,988,381
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	7/15 at 100.00	AA	5,020
7,870	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	8,228,321
14,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (4)	14,112,840
4,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB	4,781,616
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
2,135	5.000%, 11/15/28	No Opt. Call	A+	2,471,305
2,430	0.000%, 11/15/31	No Opt. Call	A+	1,349,841
1,460	0.000%, 11/15/32	No Opt. Call	A+	763,478
91,235	Total New York			94,723,983
	North Carolina – 2.1% (1.4% of Total Investments)
750	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	750,743

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	$11,220,400
4,715	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	5,141,425
5,625	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2015, 5.000%, 6/01/45	6/25 at 100.00	A+	6,218,269
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A:
3,205	5.000%, 5/01/23 – AMBAC Insured	5/15 at 100.00	Aa3	3,217,467
3,295	5.000%, 5/01/24 – AMBAC Insured	5/15 at 100.00	Aa3	3,307,818
830	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014A, 5.000%, 4/01/39	4/24 at 100.00	Aa3	938,921
28,420	Total North Carolina			30,795,043
	North Dakota – 0.7% (0.5% of Total Investments)
2,245	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	2,393,192
	Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus Project, Series 2005A:
2,195	5.000%, 12/15/22 – NPFG Insured	12/15 at 100.00	Aa3	2,258,743
1,355	5.000%, 12/15/23 – NPFG Insured	12/15 at 100.00	Aa3	1,394,349
3,000	5.000%, 12/15/24 – NPFG Insured	12/15 at 100.00	Aa3	3,086,670
1,890	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	1,976,902
10,685	Total North Dakota			11,109,856
	Ohio – 7.8% (5.3% of Total Investments)
1,730	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	1,871,064
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
1,930	5.000%, 5/01/33	5/22 at 100.00	AA–	2,128,578
2,540	4.000%, 5/01/33	5/22 at 100.00	AA–	2,575,662
2,420	5.000%, 5/01/42	5/22 at 100.00	AA–	2,637,437
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
16,945	5.125%, 6/01/24	6/17 at 100.00	B–	14,456,457
370	5.875%, 6/01/30	6/17 at 100.00	B–	313,834
11,600	5.750%, 6/01/34	6/17 at 100.00	B–	9,466,528
1,060	5.875%, 6/01/47	6/17 at 100.00	B	877,436
8,310	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds, School Improvement Series 2014, 5.000%, 12/01/51	6/23 at 100.00	AA	8,973,969
6,000	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	6,508,140
2,205	Hamilton City School District, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	A3	2,214,151
19,535	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	19,770,787
6,425	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (UB) (5)	1/23 at 100.00	AA	7,141,066
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
1,725	17.107%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	2,494,005
1,250	17.107%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	1,807,250
625	17.107%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	903,625
1,750	17.098%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	2,529,713
390	16.982%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	562,532
2,000	15.783%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	2,891,600

Nuveen Investments	43

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
$4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	$5,450,472
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,355,160
9,235	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48	2/23 at 100.00	BB+	9,531,813
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
665	5.750%, 12/01/32	12/22 at 100.00	BB	715,021
660	6.000%, 12/01/42	12/22 at 100.00	BB	712,008
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured	1/20 at 100.00	AA	2,257,580
111,750	Total Ohio			116,145,888
	Oklahoma – 2.5% (1.7% of Total Investments)
	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F:
3,500	5.000%, 7/01/24 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	3,528,280
7,500	5.000%, 7/01/27 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	7,560,600
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2010:
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,155,350
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,692,075
3,500	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Refunding Series 2014A, 5.000%, 1/01/38	1/25 at 100.00	A	3,992,100
19,060	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	AA–	19,296,153
36,060	Total Oklahoma			37,224,558
	Oregon – 0.3% (0.2% of Total Investments)
4,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A, 5.250%, 4/01/31	4/21 at 100.00	AAA	4,623,120
	Pennsylvania – 5.5% (3.7% of Total Investments)
2,165	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA	2,427,160
7,925	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 (Pre-refunded 6/01/16) – AGM Insured (UB)	6/16 at 100.00	AA (4)	8,328,541
7,630	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	8,186,532
5,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	5,827,080
1,560	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,772,020
365	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	376,191
1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	AA–	1,806,732
11,100	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	11,465,190
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	2,749,478
1,300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	1,382,056

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$10,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	$10,916,400
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA	7,764,169
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	5,824,962
6,335	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	Aa1 (4)	6,424,070
	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005:
3,285	5.000%, 1/15/22 – AGM Insured	1/16 at 100.00	AA	3,394,785
3,450	5.000%, 1/15/23 – AGM Insured	1/16 at 100.00	AA	3,565,023
77,025	Total Pennsylvania			82,210,389
	Puerto Rico – 0.6% (0.4% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – SYNCORA GTY Insured	7/15 at 100.00	AA+ (4)	2,519,550
1,550	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA	1,580,876
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
14,195	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,924,700
5,900	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	B	683,692
36,550	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	B	2,573,851
60,695	Total Puerto Rico			9,282,669
	Rhode Island – 0.1% (0.1% of Total Investments)
2,125	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AA–	2,131,333
	South Carolina – 6.0% (4.1% of Total Investments)
14,650	Anderson County School District 5, South Carolina, General Obligation Bonds, Series 2008, Trust 1181, 9.858%, 8/01/15 – AGM Insured (IF)	No Opt. Call	Aa1	17,492,100
4,085	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%, 4/01/44 – AGC Insured	4/21 at 100.00	AA	4,507,716
4,100	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2013, 4.000%, 2/01/28	2/23 at 100.00	A	4,336,693
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	1,515,938
20,790	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	23,051,952
10,195	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	11,650,540
15,795	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	16,466,288
10,250	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	11,342,138
81,115	Total South Carolina			90,363,365
	South Dakota – 0.2% (0.1% of Total Investments)
2,055	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	2,273,467
	Tennessee – 0.5% (0.3% of Total Investments)
6,160	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	6,807,354

Nuveen Investments	45

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 8.6% (5.8% of Total Investments)
$4,405	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	$4,871,886
12,700	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	13,789,533
9,035	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	9,938,410
4,330	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013-9A, 17.853%, 4/01/53 (IF)	10/23 at 100.00	AA+	5,906,726
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/53	11/24 at 100.00	A2	6,466,020
590	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	B+	627,984
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	7,181,328
3,500	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B, 5.000%, 8/15/43	8/19 at 100.00	BBB+	3,603,145
50	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2001, 5.000%, 5/15/21 – NPFG Insured	No Opt. Call	AA–	50,187
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
2,355	5.750%, 12/01/33	12/25 at 100.00	Baa2	2,607,974
2,385	6.125%, 12/01/38	12/25 at 100.00	Baa2	2,652,096
8,425	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	Aa2	9,497,334
24,330	Tarrant Regional Water District, Texas, Water Revenue Bonds, Refunding & Improvement Series 2012, 5.000%, 3/01/52	3/22 at 100.00	AAA	27,353,003
1,750	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/30	No Opt. Call	A3	1,926,733
4,200	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	4,738,482
16,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	17,269,280
7,600	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (4)	8,040,268
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured	5/15 at 100.00	AA–	1,890,563
116,195	Total Texas			128,410,952
	Utah – 1.1% (0.8% of Total Investments)
15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 (Pre-refunded 6/15/18) – AGM Insured (UB) (5)	6/18 at 100.00	AAA	16,857,600
	Virginia – 1.6% (1.1% of Total Investments)
5,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	5,563,350
985	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	1,085,096
15	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	17,680
5,740	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	6,097,315

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
$1,740	0.000%, 7/01/32	No Opt. Call	BBB–	$784,340
2,465	0.000%, 7/01/33	No Opt. Call	BBB–	1,060,762
960	0.000%, 7/01/34	No Opt. Call	BBB–	392,908
1,330	0.000%, 7/01/35	No Opt. Call	BBB–	504,668
2,300	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	2,450,672
5,030	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,500,857
25,565	Total Virginia			23,457,648
	Washington – 8.2% (5.6% of Total Investments)
10,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	8/15 at 100.00	AAA	10,106,099
7,500	King County, Washington, General Obligation Sewer Bonds, Series 2009, Trust 1W, 9.659%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured (IF) (5)	1/19 at 100.00	AAA	9,723,750
20,670	King County, Washington, Sewer Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/47	1/25 at 100.00	AA+	23,452,594
17,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA+ (4)	18,553,629
4,345	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.486%, 7/01/32 (Pre-refunded 7/01/17) – AGM Insured (IF) (5)	7/17 at 100.00	AA+ (4)	5,536,269
11,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2005A, 5.000%, 3/01/35 – NPFG Insured	7/15 at 100.00	AA–	11,036,519
1,250	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	1,302,087
	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2006:
3,890	5.000%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,159,109
4,085	5.000%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,364,250
4,290	5.000%, 12/01/26 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,579,016
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4742, 17.971%, 10/01/44 (IF) (5)	10/24 at 100.00	AA	1,843,000
2,510	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	Aa2	2,832,735
6,540	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	7,184,908
17,845	Washington State, General Obligation Bonds, 2007A Series 2006, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA+ (4)	18,811,484
112,175	Total Washington			123,485,449
	West Virginia – 2.5% (1.7% of Total Investments)
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A, 5.000%, 6/15/40	6/20 at 100.00	AAA	11,347,399
22,400	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	25,488,511
32,400	Total West Virginia			36,835,910

Nuveen Investments	47

NIO	Nuveen Municipal Opportunity Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 1.8% (1.2% of Total Investments)
$640	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	$654,853
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	9,605,145
5,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	5,588,463
10,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	11,644,870
24,490	Total Wisconsin			27,493,331
$2,169,833	Total Municipal Bonds (cost $2,038,797,787)			2,204,507,100

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$596	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$107,355
159	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	21,214
$755	Total Corporate Bonds (cost $67,698)				128,569
	Total Long-Term Investments (cost $2,038,865,485)				2,204,635,669
	Floating Rate Obligations – (5.7)%				(84,848,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.5)% (8)				(667,200,000)
	Other Assets Less Liabilities – 3.0%				45,269,433
	Net Assets Applicable to Common Shares – 100%				$1,497,856,769

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

48	Nuveen Investments

NVG
Nuveen Dividend Advantage Municipal Income Fund
	Portfolio of Investments	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 143.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 143.6% (99.8% of Total Investments)
	Alaska – 0.6% (0.4% of Total Investments)
$3,035	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	7/15 at 100.00	B2	$2,661,331
	Arizona – 2.1% (1.5% of Total Investments)
1,435	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/42	12/24 at 100.00	A2	1,581,313
6,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B, 5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	7,623,660
7,435	Total Arizona			9,204,973
	California – 19.4% (13.5% of Total Investments)
2,165	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	1,933,756
6,135	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured	No Opt. Call	AA	3,426,766
	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A:
1,485	5.000%, 10/01/26 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	Aa3 (4)	1,514,967
1,565	5.000%, 10/01/27 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	Aa3 (4)	1,596,582
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	11,018,300
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
855	9.278%, 2/15/20 (IF) (5)	No Opt. Call	AA	1,048,982
375	9.278%, 2/15/20 (IF) (5)	No Opt. Call	AA	460,080
340	9.271%, 2/15/20 (IF) (5)	No Opt. Call	AA	417,068
14,345	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	AA	5,156,597
	El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured	8/28 at 100.00	A2	2,017,760
3,600	0.000%, 8/01/34 – AGM Insured	8/28 at 100.00	A2	2,740,032
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,210	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,409,807
1,210	6.000%, 1/15/49	1/24 at 100.00	BBB–	1,432,313
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	2,443,285
16,665	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	A1 (4)	16,732,493
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,965	4.500%, 6/01/27	6/17 at 100.00	B	1,912,574
1,270	5.000%, 6/01/33	6/17 at 100.00	B	1,070,204
1,000	5.750%, 6/01/47	6/17 at 100.00	B	869,390
365	5.125%, 6/01/47	6/17 at 100.00	B	291,536
	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A:
5,905	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	4,065,770
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,380,840

Nuveen Investments	49

NVG	Nuveen Dividend Advantage Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,675	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	$2,763,462
4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/28 – AGM Insured	10/25 at 100.00	AA	4,449,257
160	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	182,496
6,820	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	6,986,203
4,275	Sequoia Union High School District, San Mateo County, California, General Obligation Bonds, Series 2006, 3.500%, 7/01/29 – AGM Insured	7/16 at 100.00	Aa1	4,300,736
1,690	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA (4)	1,710,601
97,485	Total California			83,331,857
	Colorado – 7.0% (4.9% of Total Investments)
16,655	Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds, Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA– (4)	16,852,029
750	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	772,095
170	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3	191,483
17,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	AA–	12,234,050
34,575	Total Colorado			30,049,657
	District of Columbia – 2.7% (1.9% of Total Investments)
900	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	922,248
6,810	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 4.500%, 4/01/42 – AMBAC Insured	4/17 at 100.00	A–	7,061,630
2,635	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	2,781,111
935	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.676%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,067,574
11,280	Total District of Columbia			11,832,563
	Florida – 6.4% (4.4% of Total Investments)
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	3,313,050
1,430	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Series 2013, 6.125%, 11/01/43	11/23 at 100.00	BBB–	1,597,439
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A:
3,445	6.000%, 4/01/42	4/23 at 100.00	Baa1	3,971,741
1,720	5.625%, 4/01/43	4/23 at 100.00	Baa1	1,932,884
	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
165	5.250%, 12/01/17	7/15 at 100.00	AA–	165,586
100	5.250%, 12/01/18	7/15 at 100.00	AA–	100,327
5,825	JEA, Florida, Electric System Revenue Bonds, Series Three 2013B, 5.000%, 10/01/38	10/18 at 100.00	Aa2	6,432,722
2,335	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA	2,582,977

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/31 – AGM Insured	2/21 at 100.00	AA	$1,850,771
2,400	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,653,200
750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	800,760
60	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	68,396
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	1,053,930
1,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,018,770
24,775	Total Florida			27,542,553
	Georgia – 5.5% (3.8% of Total Investments)
6,925	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA (4)	7,120,216
5,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/29	No Opt. Call	Aa3	5,638,850
7,030	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	AAA	7,821,930
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	1,121,610
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,889,379
21,665	Total Georgia			23,591,985
	Guam – 0.2% (0.1% of Total Investments)
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	177,366
650	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	744,127
800	Total Guam			921,493
	Hawaii – 1.3% (0.9% of Total Investments)
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	5,718,300
	Idaho – 1.7% (1.2% of Total Investments)
2,895	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A–	3,138,383
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
3,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	A+	3,156,870
1,130	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	A+	1,187,958
7,025	Total Idaho			7,483,211
	Illinois – 12.7% (8.8% of Total Investments)
3,745	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	No Opt. Call	AA	4,229,416
3,600	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	AA–	3,717,072
	Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
2,500	0.000%, 2/01/33	2/21 at 100.00	AA	913,275
2,000	0.000%, 2/01/34	2/21 at 100.00	AA	676,540
Nuveen Investments	51

NVG	Nuveen Dividend Advantage Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,845	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	AA	$3,180,084
1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	1,092,080
3,000	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB	3,184,800
1,245	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	1,342,035
5,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	5,377,850
3,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 (Pre-refunded 2/01/17) – FGIC Insured	2/17 at 100.00	AA– (4)	3,765,685
	Illinois State, General Obligation Bonds, Refunding Series 2012:
635	5.000%, 8/01/21	No Opt. Call	A–	711,022
500	5.000%, 8/01/22	No Opt. Call	A–	563,485
685	5.000%, 8/01/23	No Opt. Call	A–	770,831
4,000	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/28	7/15 at 100.00	A–	4,015,840
455	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	501,137
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	AAA	6,397,250
17,465	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	4,252,378
3,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF0081, 13.448%, 6/15/42 (IF)	6/20 at 100.00	AAA	3,686,042
3,900	Rosemont, Illinois, General Obligation Bonds, Series 2011A, 5.600%, 12/01/35 – AGM Insured	12/20 at 100.00	AA	4,309,656
1,680	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.625%, 11/01/48	11/23 at 100.00	BB+	2,108,400
86,090	Total Illinois			54,794,878
	Indiana – 6.4% (4.5% of Total Investments)
1,050	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	1,121,211
5,370	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,827,739
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
550	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	603,543
7,250	5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB	7,774,828
1,850	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	2,052,853
3,240	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	3,415,187
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	5,678,750
315	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	353,175
765	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	938,288
25,390	Total Indiana			27,765,574
	Iowa – 0.8% (0.6% of Total Investments)
480	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	537,283

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$450	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	$397,130
2,800	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	2,682,764
3,730	Total Iowa			3,617,177
	Kansas – 1.0% (0.7% of Total Investments)
3,880	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	4,337,530
	Kentucky – 1.4% (1.0% of Total Investments)
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,030	0.000%, 7/01/43	7/31 at 100.00	Baa3	715,665
1,775	0.000%, 7/01/46	7/31 at 100.00	Baa3	1,234,566
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
945	5.750%, 7/01/49	7/23 at 100.00	Baa3	1,072,698
190	6.000%, 7/01/53	7/23 at 100.00	Baa3	218,221
2,415	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009, 5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA	2,776,550
6,355	Total Kentucky			6,017,700
	Louisiana – 6.2% (4.3% of Total Investments)
1,175	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	1,279,622
1,000	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA	1,175,810
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA	5,725,050
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
1,050	4.750%, 5/01/39 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	1,096,557
8,270	4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	8,615,934
3	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-3, 15.923%, 5/01/34 (Pre-refunded 5/01/16) – NPFG Insured (IF)	5/16 at 100.00	Aa1 (4)	3,889
6,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/36 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	6,281,040
2,300	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A–	2,507,874
24,798	Total Louisiana			26,685,776
	Maryland – 0.1% (0.1% of Total Investments)
540	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2015, 4.000%, 7/01/41 (WI/DD, Settling 5/21/15)	7/25 at 100.00	A2	525,458
	Massachusetts – 3.4% (2.4% of Total Investments)
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	1,132,600
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	1,017,900
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	BBB–	1,090,130
8,200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA (4)	8,315,948

Nuveen Investments	53

NVG	Nuveen Dividend Advantage Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 – AMBAC Insured	8/17 at 100.00	AA+	$432,504
2,775	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured	2/17 at 100.00	AA+	2,833,997
14,375	Total Massachusetts			14,823,079
	Michigan – 3.4% (2.4% of Total Investments)
1,055	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/31 – AGM Insured	5/17 at 100.00	AA	1,126,086
1,290	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,387,073
1,500	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Series 2014A, 5.000%, 7/01/47	No Opt. Call	AA–	1,656,225
3,230	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	3,586,883
1,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	1,066,420
1,225	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	1,301,906
275	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	294,500
2,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	3,081,202
1,250	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	AA–	1,277,513
13,680	Total Michigan			14,777,808
	Missouri – 0.7% (0.5% of Total Investments)
2,460	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	2,694,709
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	112,533
2,560	Total Missouri			2,807,242
	Nebraska – 3.0% (2.1% of Total Investments)
6,360	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005, 5.000%, 9/01/32 (Pre-refunded 9/01/15)	9/15 at 100.00	AA (4)	6,463,032
6,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Series 2007A, 5.000%, 1/01/37 – AMBAC Insured	1/17 at 100.00	A2	6,302,040
12,360	Total Nebraska			12,765,072
	Nevada – 2.8% (1.9% of Total Investments)
2,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA	2,662,433
6,885	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	7,753,130
1,300	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	1,446,406
10,535	Total Nevada			11,861,969
	New Jersey – 1.8% (1.2% of Total Investments)
1,900	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	AA–	1,929,469
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	2,413,784

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$1,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	$1,483,236
200	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (5)	7/22 at 100.00	A+	279,550
2,025	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	1,570,347
7,475	Total New Jersey			7,676,386
	New York – 5.0% (3.5% of Total Investments)
1,270	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	1,225,664
1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	7/15 at 100.00	AA–	1,124,357
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.711%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,710,780
1,335	13.699%, 2/15/33 (IF)	2/19 at 100.00	AAA	1,808,324
850	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	978,690
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – NPFG Insured	9/16 at 100.00	AA–	3,153,330
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
550	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	557,689
390	5.000%, 9/01/44	9/24 at 100.00	A–	428,727
1,575	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,748,691
2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	2,169,620
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	AA–	491,534
1,435	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project	3/19 at 100.00	AA	1,711,438
	PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured
2,220	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	2,321,077
1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB	1,027,200
19,225	Total New York			21,457,121
	North Carolina – 0.7% (0.5% of Total Investments)
250	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	250,248
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	AA–	2,349,520
540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	627,583
2,940	Total North Carolina			3,227,351
	North Dakota – 0.2% (0.1% of Total Investments)
630	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	658,967

Nuveen Investments	55

NVG	Nuveen Dividend Advantage Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 4.2% (2.9% of Total Investments)
$2,455	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	$2,655,181
985	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AA–	1,073,502
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,540	5.125%, 6/01/24	6/17 at 100.00	B–	2,166,976
710	5.875%, 6/01/30	6/17 at 100.00	B–	602,222
3,665	5.750%, 6/01/34	6/17 at 100.00	B–	2,990,933
1,115	5.875%, 6/01/47	6/17 at 100.00	B	922,964
1,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	2,028,370
2,765	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48	2/23 at 100.00	BB+	2,853,867
1,290	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,429,191
1,240	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36	2/31 at 100.00	A+	1,008,170
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
200	5.750%, 12/01/32	12/22 at 100.00	BB	215,044
210	6.000%, 12/01/42	12/22 at 100.00	BB	226,548
19,045	Total Ohio			18,172,968
	Oklahoma – 0.6% (0.4% of Total Investments)
2,325	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	AA	2,427,812
50	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (4)	53,912
2,375	Total Oklahoma			2,481,724
	Oregon – 1.1% (0.8% of Total Investments)
3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	3,451,680
	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A:
190	4.000%, 4/01/40 (WI/DD, Settling 5/20/15)	4/25 at 100.00	BBB+	184,159
1,150	5.000%, 4/01/45 (WI/DD, Settling 5/20/15)	4/25 at 100.00	BBB+	1,258,158
4,340	Total Oregon			4,893,997
	Pennsylvania – 5.4% (3.7% of Total Investments)
1,050	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	1,165,416
1,470	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	1,656,293
100	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	103,066
4,700	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/19	No Opt. Call	Aaa	5,424,129
4,125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	4,260,713
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	1,099,791
6,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	7,006,680

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$400	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	$425,248
2,000	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/19 – AGM Insured	1/16 at 100.00	AA	2,067,420
20,895	Total Pennsylvania			23,208,756
	Puerto Rico – 0.7% (0.5% of Total Investments)
1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA	1,249,402
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
2,645	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	B	306,503
19,430	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	B	1,368,261
23,300	Total Puerto Rico			2,924,166
	Rhode Island – 0.3% (0.2% of Total Investments)
1,000	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 6.000%, 9/01/33	9/23 at 100.00	BBB	1,122,440
	South Carolina – 2.6% (1.8% of Total Investments)
6,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	6,408,180
1,950	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA (4)	2,089,932
1,000	Scago Educational Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, Spartanburg County School District 5, Series 2005, 5.000%, 4/01/21 (Pre-refunded 10/01/15) – AGM Insured	10/15 at 100.00	AA (4)	1,020,220
20	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.500%, 1/01/38	1/19 at 100.00	AA–	22,593
1,310	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	1,463,886
10,280	Total South Carolina			11,004,811
	Tennessee – 0.9% (0.6% of Total Investments)
3,395	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	3,751,781
	Texas – 11.2% (7.8% of Total Investments)
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
765	4.350%, 12/01/42	12/22 at 100.00	BBB–	760,104
375	4.400%, 12/01/47	12/22 at 100.00	BBB–	372,416
3,300	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	3,583,107
2,700	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	2,969,973
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013-9A, 17.853%, 4/01/53 (IF)	10/23 at 100.00	AA+	1,555,120
1,100	Harris County Flood Control District, Texas, General Obligation Bonds, Improvement Series 2006, 5.000%, 10/01/26 (Pre-refunded 10/01/16)	10/16 at 100.00	AAA	1,171,621
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.463%, 11/01/41 (IF) (5)	11/21 at 100.00	AA+	2,061,586
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond Trust 2015-XF0074, 14.323%, 8/15/27 – AGM Insured (IF)	No Opt. Call	AAA	7,486,270
185	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	B+	196,910
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
740	5.750%, 12/01/33	12/25 at 100.00	Baa2	819,491
740	6.125%, 12/01/38	12/25 at 100.00	Baa2	822,873

Nuveen Investments	57

NVG	Nuveen Dividend Advantage Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,820	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	Aa2	$3,178,930
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA	3,553,334
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,590	0.000%, 9/01/43	9/31 at 100.00	AA+	2,355,372
3,910	0.000%, 9/01/45	9/31 at 100.00	AA+	3,912,229
1,870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2013, 5.500%, 9/01/43	9/23 at 100.00	A	2,071,960
6,700	Tarrant Regional Water District, Texas, Water Revenue Bonds, Refunding & Improvement Series 2012, 5.000%, 3/01/52	3/22 at 100.00	AAA	7,532,475
355	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	387,868
1,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	1,331,287
2,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	2,158,659
41,315	Total Texas			48,281,585
	Utah – 3.2% (2.2% of Total Investments)
3,200	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A+	3,527,839
4,865	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008, Tender Option Bond Trust 1193, 13.545%, 12/15/15 – AGM Insured (IF)	No Opt. Call	AAA	6,671,180
3,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/36 (Pre-refunded 6/15/18) – AGM Insured	6/18 at 100.00	AAA	3,371,519
11,065	Total Utah			13,570,538
	Vermont – 1.9% (1.3% of Total Investments)
7,840	University of Vermont and State Agricultural College, Revenue Bonds, Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	AA– (4)	7,999,230
	Virginia – 0.8% (0.6% of Total Investments)
1,795	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	1,906,738
2,050	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/32	No Opt. Call	BBB–	924,078
700	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	745,856
4,545	Total Virginia			3,576,672
	Washington – 9.2% (6.4% of Total Investments)
5,265	Energy Northwest, Washington Public Power, Wind Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	A (4)	5,519,456
5,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/38 (WI/DD, Settling 5/21/15) (UB)	7/25 at 100.00	Aa1	5,766,400
10,000	University of Washington, General Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/37 (Pre-refunded 6/01/17) – AMBAC Insured (UB)	6/17 at 100.00	Aaa	10,901,300
6,960	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Refunding Series 2015, 4.000%, 7/01/36 (WI/DD, Settling 5/05/15)	7/25 at 100.00	Baa1	6,732,546
10,000	Washington State, General Obligation Bonds, 2007A Series 2006, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA+ (4)	10,541,599
37,225	Total Washington			39,461,301
	West Virginia – 2.1% (1.4% of Total Investments)
7,800	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	8,875,464

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.9% (2.0% of Total Investments)
$180	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	$184,177
1,530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	1,679,832
2,220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,509,864
7,460	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015, 5.000%, 12/15/44	12/24 at 100.00	AA–	8,242,180
11,390	Total Wisconsin			12,616,053
$653,448	Total Municipal Bonds (cost $557,928,520)			618,078,497

Shares	Description (1), (6)	Value
	INVESTMENT COMPANIES – 0.3% (0.2% of Total Investments)
8,134	BlackRock MuniHoldings Fund, Inc.	$140,312
13,600	BlackRock MuniEnhanced Fund, Inc.	158,712
3,500	Deutsche Municipal Income Trust	48,125
7,920	Dreyfus Strategic Municipal Fund	65,815
9,500	Invesco Advantage Municipal Income Trust II	111,055
9,668	Invesco Quality Municipal Income Trust	120,463
28,980	Invesco Trust for Investment Grade Municipals	385,724
26,280	PIMCO Municipal Income Fund II	332,003
	Total Investment Companies (cost $1,353,712)	1,362,209
	Total Long-Term Investments (cost $559,282,232)	619,440,706
	Floating Rate Obligations – (4.2)%	(18,203,334)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.6)% (7)	(179,000,000)
	Other Assets Less Liabilities – 1.9%	8,262,310
	Net Assets Applicable to Common Shares – 100%	$430,499,682

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.9%.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	59

NEA
Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 143.5% (99.2% of Total Investments)
	MUNICIPAL BONDS – 143.5% (99.2% of Total Investments)
	Alabama – 0.8% (0.6% of Total Investments)
$1,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$1,058,820
2,200	Auburn, Alabama, General Obligation Warrants, Series 2005, 5.000%, 8/01/30 (Pre-refunded 8/01/15) – AMBAC Insured	8/15 at 100.00	AA+ (4)	2,226,818
3,750	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AA– (4)	3,765,450
	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 – NPFG Insured	7/15 at 100.00	AA–	1,395,530
1,040	5.000%, 4/01/23 – NPFG Insured	7/15 at 100.00	AA–	1,040,270
9,385	Total Alabama			9,486,888
	Alaska – 0.2% (0.1% of Total Investments)
2,540	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	7/15 at 100.00	B2	2,227,275
	Arizona – 4.7% (3.2% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A3	1,573,792
2,455	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	AA–	2,684,469
	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	3,169,320
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	3,904,110
7,500	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA	8,480,250
	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005:
4,370	4.750%, 7/01/25 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AAA	4,402,862
12,365	4.750%, 7/01/27 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AAA	12,457,985
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
6,545	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	8,316,142
5,000	5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	6,388,350
3,530	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	4,017,458
49,525	Total Arizona			55,394,738
	California – 18.6% (12.8% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series 1999A, 0.000%, 10/01/32 – NPFG Insured	No Opt. Call	AA–	11,082,614
2,735	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/53	4/23 at 100.00	A+	3,097,305
1,300	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	Aa3 (4)	1,326,234

3,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	AA	3,305,490
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	595,248
1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series 2012A, 5.000%, 11/15/40	11/21 at 100.00	AA	1,905,299

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
$1,285	9.278%, 2/15/20 (IF) (5)	No Opt. Call	AA	$1,576,541
525	9.278%, 2/15/20 (IF) (5)	No Opt. Call	AA	644,112
485	9.271%, 2/15/20 (IF) (5)	No Opt. Call	AA	594,935
5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	7/15 at 100.00	A1	5,031,450
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	7/15 at 100.00	Aa3	5,018
10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	11,956,400
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,895	5.250%, 7/01/30	7/15 at 100.00	CCC	3,588,502
5,000	5.250%, 7/01/35	7/15 at 100.00	CCC	4,607,050
5,000	5.000%, 7/01/39	7/15 at 100.00	CCC	4,525,200
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	3,802,906
1,665	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38	8/23 at 100.00	Aa1	1,892,422
7,775	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured	No Opt. Call	AA	3,460,419
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,510	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,759,346
4,510	6.000%, 1/15/49	1/24 at 100.00	BBB–	5,338,622
1,735	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,748,082
15,065	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	A1 (4)	15,126,013
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
8,180	4.500%, 6/01/27	6/17 at 100.00	B	7,961,758
3,990	5.000%, 6/01/33	6/17 at 100.00	B	3,362,293
250	5.125%, 6/01/47	6/17 at 100.00	B	199,683
3,040	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	2,427,227
1,580	La Verne-Grand Terrace Housing Finance Agency, California, Single Family Residential Mortgage Revenue Bonds, Series 1984A, 10.250%, 7/01/17 (ETM)	No Opt. Call	Aaa	1,756,454
6,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	6,723,480
4,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (4)	4,222,440
3,545	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	2,406,204
3,515	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 5.875%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	4,447,319
5,000	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	6,272,850
	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B:
1,745	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	2,251,783
1,490	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	1,915,350

Nuveen Investments	61

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A:
$1,130	5.250%, 6/01/19 – AMBAC Insured	7/15 at 100.00	A	$1,133,198
1,255	5.250%, 6/01/21 – AMBAC Insured	7/15 at 100.00	A	1,259,970
6,705	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	8,402,907
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/28	No Opt. Call	AA	1,126,926
1,000	Rim of the World Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011C, 5.000%, 8/01/38 – AGM Insured	8/21 at 100.00	AA	1,094,110
390	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	446,593
735	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	7/15 at 100.00	N/R	736,676
6,335	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM) (5)	No Opt. Call	Aaa	7,871,111
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	2,734,605
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43	5/23 at 100.00	A+	4,477,840
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
6,575	5.000%, 1/15/44	1/25 at 100.00	BBB–	7,227,043
20,310	5.000%, 1/15/50	1/25 at 100.00	BBB–	22,132,619
4,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	7/15 at 100.00	AA–	4,016,440
12,580	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	12,886,575
4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AAA	3,942,408
3,600	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA (4)	3,643,884
3,900	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 – AGM Insured	8/21 at 100.00	AA	4,830,579
223,740	Total California			218,879,533
	Colorado – 5.1% (3.5% of Total Investments)
7,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 14.832%, 10/01/41 – AGM Insured (IF) (5)	4/18 at 100.00	AA	9,090,225
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,525,450
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36	12/23 at 100.00	A+	5,449,300
425	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3	478,707
2,915	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	3,412,357
4,835	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	5,385,271
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
35,395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	19,736,960
70	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	33,349

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,900	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	$1,304,391
2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA	3,128,268
4,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	AA–	4,371,080
25	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	25,103
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
1,285	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	1,290,294
690	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	692,843
72,680	Total Colorado			59,923,598
	Delaware – 0.3% (0.2% of Total Investments)
3,250	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	BBB–	3,425,760
	District of Columbia – 1.9% (1.3% of Total Investments)
1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	1,280,900
10,150	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A–	9,232,034
6,545	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	6,907,920
7,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	2,673,930
2,395	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.676%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	2,734,587
27,340	Total District of Columbia			22,829,371
	Florida – 9.5% (6.5% of Total Investments)
1,000	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/25 – AMBAC Insured	9/15 at 100.00	Aa3	1,015,890
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	12,147,850
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
1,500	5.000%, 11/01/27 (Pre-refunded 11/01/17) – AGM Insured (UB)	11/17 at 100.00	AA (4)	1,654,530
3,000	5.000%, 11/01/32 (Pre-refunded 11/01/17) – AGM Insured (UB)	11/17 at 100.00	AA (4)	3,309,060
3,570	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Series 2013, 6.125%, 11/01/43	11/23 at 100.00	BBB–	3,988,011
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A:
8,555	6.000%, 4/01/42	4/23 at 100.00	Baa1	9,863,060
4,280	5.625%, 4/01/43	4/23 at 100.00	Baa1	4,809,736
500	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	AA– (4)	510,065
1,190	Florida Municipal Loan Council, Revenue Bonds, Series 2005A, 5.000%, 2/01/23	No Opt. Call	AA–	1,194,225
2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2929, 17.356%, 12/01/16 – AGC Insured (IF) (5)	No Opt. Call	AAA	3,638,450
5,000	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Refunding Series 2008A, 5.000%, 7/01/35	No Opt. Call	AA–	5,421,650
350	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA	383,285

Nuveen Investments	63

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$180	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist	11/15 at 100.00	Aa2 (4)	$184,621
	Health System, Series 2005D, 5.000%, 11/15/35 (Pre-refunded 11/15/15) – NPFG Insured
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A1	455,132
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/24	11/21 at 100.00	A2	1,705,231
500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	AA–	524,715
1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/30 – AGM Insured	2/21 at 100.00	AA	1,437,492
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	AA	11,163,300
6,350	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006A, 5.000%, 11/01/31 (Pre-refunded 11/01/16) – AGM Insured	11/16 at 100.00	AA+ (4)	6,774,053
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA	4,434,040
5,720	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2005, 5.000%, 7/01/33 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (4)	5,766,446
1,850	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,045,175
2,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	2,220,800
5,770	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	6,386,698
750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	800,760
140	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of	6/22 at 102.00	N/R	159,592
	Boca Raton Project, Series 2014A, 7.250%, 6/01/34
895	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	963,602
480	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA	534,912
2,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	2,037,540
1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	AA	1,348,824
9,720	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A	10,727,672
1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA	1,672,125
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2015B, 5.000%, 10/15/45	4/25 at 100.00	A–	2,171,480
100,630	Total Florida			111,450,022
	Georgia – 2.2% (1.5% of Total Investments)
6,950	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	7,808,881
3,050	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	3,480,050
1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	1,641,452
4,000	Cobb County Development Authority, Georgia, Parking Revenue Bonds, Kennesaw State University, Series 2004, 5.000%, 7/15/24 – NPFG Insured	7/15 at 100.00	A1	4,015,920

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$1,410	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	AA	$1,495,686
3,055	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	AAA	3,399,146
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%, 2/01/27 – BHAC Insured	No Opt. Call	AA+	1,690,767
2,615	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,889,314
23,965	Total Georgia			26,421,216
	Guam – 0.2% (0.1% of Total Investments)
2,030	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,323,964
	Hawaii – 0.0% (0.0% of Total Investments)
125	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	142,506
	Idaho – 0.2% (0.1% of Total Investments)
2,110	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A–	2,287,388
	Illinois – 14.0% (9.7% of Total Investments)
4,000	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	AA–	1,809,280
3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit	6/21 at 100.00	AA	3,934,350
	Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured
9,285	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	No Opt. Call	AA	10,486,015
13,100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA	14,720,994
1,450	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	AA–	1,497,154
4,735	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	AA	5,292,688
13,720	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3	13,336,526
8,140	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	8,044,925
2,050	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36	11/23 at 100.00	A2	2,257,378
5,020	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	5,482,242
4,200	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	BBB	4,416,804
8,530	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB	9,055,448
2,910	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa1	3,035,276
1,145	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	1,361,577
3,560	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA	4,242,238

Nuveen Investments	65

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	$1,122,910
9,510	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	10,228,671
3,895	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A, 6.250%, 4/01/18 – AGM Insured (ETM)	No Opt. Call	AA (4)	4,275,035
6,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 (Pre-refunded 2/01/17) – FGIC Insured	2/17 at 100.00	AA– (4)	6,993,415
	Illinois State, General Obligation Bonds, May Series 2014:
1,700	5.000%, 5/01/36	5/24 at 100.00	A–	1,773,865
5,420	5.000%, 5/01/39	5/24 at 100.00	A–	5,618,806
	Illinois State, General Obligation Bonds, Series 2012A:
2,500	5.000%, 3/01/25	3/22 at 100.00	A–	2,728,825
4,500	5.000%, 3/01/27	3/22 at 100.00	A–	4,799,925
1,125	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	1,239,075
5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A2	5,497,450
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52 (UB) (5)	6/22 at 100.00	AAA	5,234,050
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
33,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	8,034,840
5,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	1,151,050
5,725	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/27 – NPFG Insured	6/22 at 101.00	AAA	5,822,325
5,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	4,193,520
4,125	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.625%, 11/01/48	11/23 at 100.00	BB+	5,176,875
1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.250%, 12/01/28 – AGM Insured	12/20 at 100.00	AA	2,337,483
186,250	Total Illinois			165,201,015
	Indiana – 4.4% (3.1% of Total Investments)
4,725	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	5,111,411
1,500	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	1,601,730
10,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38 (UB)	12/19 at 100.00	AA	11,309,400
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,509,250
3,075	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	3,412,174
8,310	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	8,759,322
9,255	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	6,970,681
	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A:
3,000	5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	3,407,250
5,000	5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA	5,678,750
500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R	524,570
50,365	Total Indiana			52,284,538

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.5% (1.0% of Total Investments)
$4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	$4,344,240
425	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	475,720
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
7,125	5.375%, 6/01/38	6/15 at 100.00	B+	6,312,536
185	5.625%, 6/01/46	6/15 at 100.00	B+	165,292
6,600	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	6,323,658
18,335	Total Iowa			17,621,446
	Kansas – 0.2% (0.2% of Total Investments)
630	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/22 – AMBAC Insured	4/16 at 100.50	AA–	638,826
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,148,600
2,630	Total Kansas			2,787,426
	Kentucky – 1.3% (0.9% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	3,539,289
1,100	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (4)	1,208,075
3,900	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	AA–	4,185,987
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
2,575	0.000%, 7/01/43	7/31 at 100.00	Baa3	1,789,162
4,430	0.000%, 7/01/46	7/31 at 100.00	Baa3	3,081,198
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
1,150	5.750%, 7/01/49	7/23 at 100.00	Baa3	1,305,400
220	6.000%, 7/01/53	7/23 at 100.00	Baa3	252,677
19,385	Total Kentucky			15,361,788
	Louisiana – 5.4% (3.7% of Total Investments)
4,690	Ascension Parish Industrial Development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	5,107,598
670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA	787,793
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA	5,725,050
6,870	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	7,580,976
2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	2,261,920
9,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/36 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	9,421,560
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
8,480	4.750%, 5/01/39 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	8,856,003
14,265	4.500%, 5/01/41 (Pre-refunded 5/01/16) – FGIC Insured (UB)	5/16 at 100.00	Aa1 (4)	14,861,705
8,000	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015A, 5.000%, 1/01/45	1/25 at 100.00	A–	8,838,560
58,975	Total Louisiana			63,441,165

Nuveen Investments	67

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.1% (0.1% of Total Investments)
$1,010	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa1	$1,067,116
	Maryland – 0.3% (0.2% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,913,788
1,200	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	AA	1,245,432
3,065	Total Maryland			3,159,220
	Massachusetts – 3.5% (2.4% of Total Investments)
5,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	6,229,300
1,430	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	1,455,597
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	3,782,700
3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 13.569%, 7/01/29 (IF)	7/19 at 100.00	AA	4,630,347
4,400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	4,462,216
3,250	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 – AMBAC Insured	8/17 at 100.00	AA+	3,514,095
7,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 14021, 9.428%, 2/15/20 (IF)	No Opt. Call	AA+	10,561,650
3,335	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 3091, 13.600%, 8/15/37 – AGM Insured (IF)	8/17 at 100.00	AA+	4,119,292
1,725	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	1,761,674
500	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA	576,010
33,975	Total Massachusetts			41,092,881
	Michigan – 1.4% (1.0% of Total Investments)
1,220	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,311,805
10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	BBB+	10,654,300
1,315	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	1,402,342
820	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	871,480
180	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	192,764
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	2,158,460
15,535	Total Michigan			16,591,151
	Missouri – 0.7% (0.5% of Total Investments)
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/25 (Pre-refunded 3/01/16) – NPFG Insured	3/16 at 100.00	Aa1 (4)	1,039,770
6,165	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	6,753,203

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$220	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	$247,573
7,385	Total Missouri			8,040,546
	Montana – 0.1% (0.1% of Total Investments)
1,300	Montana State University, Facilties Revenue Bonds, Improvement Series 2013A, 4.500%, 11/15/38	11/23 at 100.00	Aa3	1,407,224
	Nebraska – 1.0% (0.7% of Total Investments)
2,280	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	2,480,594
865	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City2, Tender Option Bond Trust 11673, 20.264%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,500,766
8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Series 2007A, 5.000%, 1/01/37 – AMBAC Insured	1/17 at 100.00	A2	8,402,720
11,145	Total Nebraska			12,384,080
	Nevada – 2.4% (1.6% of Total Investments)
2,600	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA	2,945,670
12,265	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	13,811,494
950	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	1,056,989
10,000	Nevada System of Higher Education, Universities Revenue Bonds, Series 2005B, 5.000%, 7/01/35 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	Aa2 (4)	10,319,900
25,815	Total Nevada			28,134,053
	New Jersey – 6.3% (4.4% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
2,675	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA–	2,716,489
4,445	5.000%, 7/01/23 – NPFG Insured	7/15 at 100.00	AA–	4,513,942
1,200	5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	AA–	1,218,612
720	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	833,422
3,075	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/15 – AGM Insured	No Opt. Call	AA	3,139,852
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A–	2,986,400
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A–	8,613,750
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A–	3,251,400
10,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	12/17 at 100.00	AA	11,227,020
9,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A–	9,337,950
14,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	17,304,420
330	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (5)	7/22 at 100.00	A+	461,258

Nuveen Investments	69

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$1,545	4.500%, 6/01/23	6/17 at 100.00	BB	$1,547,997
785	4.625%, 6/01/26	6/17 at 100.00	B+	758,200
3,300	4.750%, 6/01/34	6/17 at 100.00	B2	2,559,084
5,000	5.000%, 6/01/41	6/17 at 100.00	B2	3,932,800
96,575	Total New Jersey			74,402,596
	New Mexico – 0.4% (0.3% of Total Investments)
2,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005E, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	Aa2	2,011,800
2,725	Rio Rancho, New Mexico, Water and Wastewater Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/21 – AGM Insured	5/19 at 100.00	AA	3,104,756
4,725	Total New Mexico			5,116,556
	New York – 8.2% (5.7% of Total Investments)
2,115	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	7/15 at 100.00	AA–	2,123,227
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	3,373,860
7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA	8,564,674
6,595	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/50 (WI/DD, Settling 5/01/15)	7/25 at 100.00	A–	7,280,484
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	AA–	3,556,512
1,300	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,496,820
8,150	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	8,508,274
11,415	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	11,898,996
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – NPFG Insured	9/16 at 100.00	AA–	3,153,330
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,045	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	1,059,609
780	5.000%, 9/01/44	9/24 at 100.00	A–	857,454
2,830	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	3,101,340
6,165	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	6,311,542
6,135	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	6,414,327
10,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	11,779,000
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water	6/22 at 100.00	AAA	6,363,109
	Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Tender Option Bond Trust 2012-9W, 13.734%, 6/15/26 (IF) (5)
270	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/15 at 100.00	AA	270,721
3,335	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.322%, 3/15/37 (IF) (5)	3/17 at 100.00	AAA	4,040,919
70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,105	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB	$2,162,256
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
775	5.000%, 11/15/28	No Opt. Call	A+	897,078
5,545	0.000%, 11/15/31	No Opt. Call	A+	3,080,192
405	0.000%, 11/15/32	No Opt. Call	A+	211,787
89,645	Total New York			96,505,511
	North Carolina – 1.7% (1.2% of Total Investments)
	Appalachian State University, North Carolina, Revenue Bonds, Series 2005:
465	5.000%, 7/15/30 (Pre-refunded 7/15/15)	7/15 at 100.00	Aa3 (4)	469,697
785	5.000%, 7/15/30 (Pre-refunded 7/15/15)	7/15 at 100.00	Aa3 (4)	792,929
3,555	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.585%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	5,112,552
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	5,610,200
1,455	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	1,586,590
1,875	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2015, 5.000%, 6/01/45	6/25 at 100.00	A+	2,072,756
1,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	AA–	1,639,200
3,050	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/22 – AMBAC Insured	5/15 at 100.00	Aa3	3,061,865
17,685	Total North Carolina			20,345,789
	North Dakota – 0.7% (0.5% of Total Investments)
5,080	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 4.500%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	BBB+ (4)	6,002,426
1,015	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	1,082,000
1,420	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	1,485,292
7,515	Total North Dakota			8,569,718
	Ohio – 7.6% (5.3% of Total Investments)
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	346,093
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
650	5.000%, 5/01/33	5/22 at 100.00	AA–	716,879
860	4.000%, 5/01/33	5/22 at 100.00	AA–	872,074
800	5.000%, 5/01/42	5/22 at 100.00	AA–	871,880
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
25	5.375%, 6/01/24	6/17 at 100.00	B–	21,979
6,045	5.125%, 6/01/24	6/17 at 100.00	B–	5,157,231
710	5.875%, 6/01/30	6/17 at 100.00	B–	602,222
13,445	5.750%, 6/01/34	6/17 at 100.00	B–	10,972,196
1,485	5.875%, 6/01/47	6/17 at 100.00	B	1,229,238
6,205	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds, School Improvement Series 2014, 5.000%, 12/01/51	6/23 at 100.00	AA	6,700,780
5,975	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	6,366,542

Nuveen Investments	71

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	$1,589,071
	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A:
7,775	4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	7,868,844
4,605	4.250%, 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	A+	4,660,582
6,920	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (Mandatory put 1/01/23)	1/23 at 100.00	AA	7,691,234
6,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,355,160
11,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2014, 5.000%, 11/15/49	11/24 at 100.00	AA+	12,415,370
5,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	5,539,500
3,960	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36	2/31 at 100.00	A+	3,219,638
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
135	5.750%, 12/01/32	12/22 at 100.00	BB	145,155
130	6.000%, 12/01/42	12/22 at 100.00	BB	140,244
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured	No Opt. Call	AA	5,169,999
87,700	Total Ohio			89,651,911
	Oklahoma – 0.7% (0.4% of Total Investments)
	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F:
6,000	5.000%, 7/01/24 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	6,048,480
1,610	5.000%, 7/01/27 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	1,623,009
7,610	Total Oklahoma			7,671,489
	Oregon – 0.6% (0.4% of Total Investments)
1,500	Oregon Health and Science University, Revenue Bonds, Series 2012E, 5.000%, 7/01/32	No Opt. Call	A+	1,693,200
	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A:
515	4.000%, 4/01/40 (WI/DD, Settling 5/20/15)	4/25 at 100.00	BBB+	499,169
3,105	5.000%, 4/01/45 (WI/DD, Settling 5/20/15)	4/25 at 100.00	BBB+	3,397,025
1,000	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012, 5.000%, 8/01/42	8/22 at 100.00	AA–	1,119,760
6,120	Total Oregon			6,709,154
	Pennsylvania – 7.5% (5.2% of Total Investments)
3,545	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	AA–	3,641,140
7,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	7,702,030
4,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 (Pre-refunded 6/01/16) – AGM Insured (UB)	6/16 at 100.00	AA (4)	4,203,680
2,150	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	2,306,821
4,235	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (4)	4,481,096
3,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	3,884,720
4,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A, 4.625%, 12/01/44 – AGM Insured	12/21 at 100.00	A1	4,198,880

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$4,585	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	$5,166,057
1,045	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (UB) (5)	8/20 at 100.00	AA	1,187,026
5,235	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	AA–	5,254,579
7,275	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	7,514,348
2,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	2,199,582
3,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	4,087,230
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
5,235	5.000%, 9/01/24 – AGM Insured	7/15 at 100.00	AA	5,254,579
3,000	5.000%, 9/01/25 – AGM Insured	7/15 at 100.00	AA	3,011,460
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	7/15 at 100.00	AA	2,006,400
2,985	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	3,501,077
335	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	356,145
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	1,710,869
3,310	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	No Opt. Call	A1 (4)	4,038,035
3,415	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	3,840,202
3,785	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/25 – AGM Insured	1/16 at 100.00	AA	3,911,192
1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA	1,270,204
1,455	Solebury Township, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 12/15/25 (Pre-refunded 6/15/15) – AMBAC Insured	6/15 at 100.00	Aa3 (4)	1,463,774
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	1,948,856
82,170	Total Pennsylvania			88,139,982
	Puerto Rico – 2.2% (1.5% of Total Investments)
2,140	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	AA–	2,140,021
1,000	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA	1,019,920
5,880	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA	5,946,973
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
47,300	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	6,851,405
115,100	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	B	8,105,342
810	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	821,089
1,190	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A3	1,311,535
173,420	Total Puerto Rico			26,196,285

Nuveen Investments	73

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.9% (0.6% of Total Investments)
$9,500	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Brown University, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	AA+	$10,322,130
	South Carolina – 2.7% (1.9% of Total Investments)
8,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	8,544,240
1,955	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA (4)	2,095,291
900	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2013, 4.000%, 2/01/28	2/23 at 100.00	A	951,957
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	454,781
9,900	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	10,977,120
3,475	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	3,883,208
4,500	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	4,979,475
29,105	Total South Carolina			31,886,072
	South Dakota – 0.8% (0.6% of Total Investments)
8,800	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health System, Series 2014, 5.000%, 7/01/44	7/24 at 100.00	AA–	9,729,104
	Tennessee – 0.8% (0.6% of Total Investments)
3,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Loans, Oak Ridge General Obligation, 2005 Series B9A, Variable Rate Demand Obligations, 5.000%, 6/01/24 – AMBAC Insured	6/15 at 100.00	AA	3,012,330
5,085	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,619,383
1,000	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/40	9/22 at 100.00	AA	1,041,930
9,085	Total Tennessee			9,673,643
	Texas – 8.6% (6.0% of Total Investments)
3,035	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	3,356,680
365	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	BBB	396,667
1,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB	1,984,546
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
1,925	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,912,680
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	993,110
10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 4.375%, 10/01/32 – AMBAC Insured (UB)	10/17 at 100.00	AAA	10,292,400
1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011, 5.250%, 8/15/33	8/20 at 100.00	A+	1,652,355
2,735	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013-9A, 17.853%, 4/01/53 (IF)	10/23 at 100.00	AA+	3,730,923
5,625	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA–	5,801,119
4,040	Harris County, Texas, Toll Road Revenue Bonds, Subordinate Lien Unlimited Tax Tender Options Bond Trust 3028, 14.349%, 8/15/28 – AGM Insured (IF)	No Opt. Call	AAA	7,234,711

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
$615	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	$180,933
1,230	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	343,514
1,525	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	407,511
3,870	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	973,421
5,380	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	1,281,086
990	Houston, Texas, Airport System Revenue Bonds, Subordinate Lien Series 2000B, 5.450%, 7/01/24 – AGM Insured	No Opt. Call	AA	1,190,089
460	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	B+	489,615
4,550	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B, 5.000%, 7/01/31	7/22 at 100.00	A	5,117,294
2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	3,076,181
2,340	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2011, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA	2,607,322
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,780	5.750%, 12/01/33	12/25 at 100.00	Baa2	1,971,208
1,800	6.125%, 12/01/38	12/25 at 100.00	Baa2	2,001,582
3,845	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	Aa2	4,334,392
4,290	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA	4,734,101
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
1,860	5.000%, 1/01/35	1/25 at 100.00	A3	2,054,965
1,445	5.000%, 1/01/38	1/25 at 100.00	A3	1,582,925
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	2,731,060
3,480	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2013, 5.500%, 9/01/43	9/23 at 100.00	A	3,855,840
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,200	5.000%, 12/15/30	No Opt. Call	A3	2,422,178
740	5.000%, 12/15/32	No Opt. Call	A3	808,517
4,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/42	No Opt. Call	AAA	4,547,280
2,855	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	3,130,279
3,265	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	3,683,606
10,025	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	10,820,283
99,750	Total Texas			101,700,373
	Utah – 1.6% (1.1% of Total Investments)
5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A, 5.000%, 3/01/33 – AGC Insured	3/20 at 100.00	AA	6,439,795
2,830	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A+	3,119,934
4,255	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.250%, 6/15/38 (Pre-refunded 6/15/18)	6/18 at 100.00	AAA	4,814,618
4,250	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/36 (Pre-refunded 6/15/18) – AGM Insured	6/18 at 100.00	AAA	4,776,320
17,095	Total Utah			19,150,667

Nuveen Investments	75

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Vermont – 0.9% (0.6% of Total Investments)
$5,000	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/43 – AGM Insured	10/17 at 100.00	AA	$5,414,250
5,100	University of Vermont and State Agricultural College, Revenue Bonds, Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	AA– (4)	5,203,581
10,100	Total Vermont			10,617,831
	Virginia – 1.1% (0.8% of Total Investments)
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40	7/28 at 100.00	BBB	285,309
	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
4,000	5.000%, 6/15/20 (Pre-refunded 6/15/15) – NPFG Insured	6/15 at 100.00	AA– (4)	4,023,440
5,000	5.000%, 6/15/22 (Pre-refunded 6/15/15) – NPFG Insured	6/15 at 100.00	AA– (4)	5,029,300
245	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	269,897
5	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	5,893
2,465	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	2,618,446
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
955	0.000%, 7/01/34	No Opt. Call	BBB–	390,862
520	0.000%, 7/01/35	No Opt. Call	BBB–	197,314
1,350	0.000%, 7/01/37	No Opt. Call	BBB–	463,847
14,970	Total Virginia			13,284,308
	Washington – 4.6% (3.2% of Total Investments)
5,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	5,513,300
4,130	King County, Washington, Sewer Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/47	1/25 at 100.00	AA+	4,685,981
5,000	King County, Washington, Sewer Revenue Bonds, Series 2006-2, 13.691%, 1/01/26 – AGM Insured (IF)	1/17 at 100.00	AA+	5,982,950
3,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA+ (4)	3,274,170
1,560	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/31	8/22 at 100.00	A+	1,771,739
1,250	University of Washington, General Revenue Bonds, Tender Option Bond Trust 3005, 17.785%, 6/01/31 (Pre-refunded 6/01/17) – AMBAC Insured (IF)	6/17 at 100.00	Aaa	1,700,650
4,900	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	5,477,710
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 4.250%, 10/01/40	10/22 at 100.00	AA	10,216,900
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	Aa2	1,410,725
3,290	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	3,614,427
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	10,097,538
50,235	Total Washington			53,746,090
	West Virginia – 1.9% (1.3% of Total Investments)
16,845	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	19,167,589
3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured	No Opt. Call	N/R	3,411,180
19,845	Total West Virginia			22,578,769

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.5% (1.7% of Total Investments)
$4,100	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	Aa3	$4,548,991
1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	1,114,398
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	1,130,569
4,360	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	4,734,392
2,100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	Aa3	2,327,912
2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	AA	2,915,370
7,420	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	8,580,264
3,775	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 (Pre-refunded 5/01/16) – FGIC Insured	5/16 at 100.00	AA (4)	3,943,666
26,420	Total Wisconsin			29,295,562
	Wyoming – 1.2% (0.8% of Total Investments)
9,625	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/37	9/23 at 100.00	BBB	10,164,769
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
2,000	5.500%, 12/01/27	12/21 at 100.00	BBB+	2,266,079
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB+	1,141,779
12,625	Total Wyoming			13,572,627
$1,833,185	Total Municipal Bonds (cost $1,566,440,630)			1,692,232,075

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$213	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$38,288
57	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	7,565
$270	Total Corporate Bonds (cost $24,141)				45,853
	Total Long-Term Investments – (cost $1,566,464,771)				1,692,277,928

Principal			Optional Call
Amount (000)	Description (1)		Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.2% (0.8% of Total Investments)
	MUNICIPAL BONDS – 1.2% (0.8% of Total Investments)
	California – 1.2% (0.8% of Total Investments)
$11,110	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (6)		No Opt. Call	N/R	$11,158,440
1,075	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (6)		No Opt. Call	N/R	1,079,687

Nuveen Investments	77

NEA	Nuveen AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,645	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	$1,652,172
$13,830	Total Short-Term Investments (cost $13,830,000)			13,890,299
	Total Investments (cost $1,580,294,771) – 144.7%			1,706,168,227
	Floating Rate Obligations – (3.7)%			(43,800,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (12.8)% (8)			(151,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (29.7)% (9)			(349,900,000)
	Other Assets Less Liabilities – 1.5% (10)			17,426,532
	Net Assets Applicable to Common Shares – 100%			$1,178,894,759

Investments in Derivatives as of April 30, 2015
Interest Rate Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (11)	Date	(Depreciation	)
JPMorgan	$164,600,000	Receive	Weekly USD-SIFMA	2.030%		Quarterly	3/17/16	3/17/26	$(3,280,639)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 8.9%.
(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 20.5%.
(10)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

USD-SIFMA	United States Dollar Securities Industry and Financial Market Association

See accompanying notes to financial statements.

78	Nuveen Investments

Statement of
	Assets and Liabilities	April 30, 2015 (Unaudited)

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Assets
Long-term investments, at value (cost $778,809,214, $2,038,865,485, $559,282,232 and $1,566,464,771 respectively)	$843,706,950		$2,204,635,669		$619,440,706		$1,692,277,928
Short-term investments, at value (cost $—, $—, $— and $13,830,000, respectively)	—		—		—		13,890,299
Cash	—		593,838		6,399,331		2,164,027
Receivable for:
Dividends and interest	11,943,207		31,285,478		8,027,612		23,473,785
Investments sold	6,535,456		25,932,472		8,607,043		9,922,469
Deferred offering costs	21,004		2,846,769		567,575		2,924,882
Other assets	131,552		790,344		94,097		518,069
Total assets	862,338,169		2,266,084,570		643,136,364		1,745,171,459
Liabilities
Cash overdraft	4,403,978		—		—		—
Floating rate obligations	29,915,000		84,848,333		18,203,334		43,800,000
Unrealized depreciation on interest rate swaps	—		—		—		3,280,639
Payable for:
Common share dividends	1,910,428		6,413,010		1,604,033		5,179,163
Interest	235,460		—		—		—
Investments purchased	7,086,938		8,024,500		13,329,627		11,657,103
Offering costs	52,416		—		—		123,076
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	240,400,000		—		—		151,000,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		667,200,000		179,000,000		349,900,000
Accrued expenses:
Management fees	419,196		1,086,847		316,499		856,147
Directors/Trustees fees	136,282		359,110		92,192		251,712
Other	107,889		296,001		90,997		228,860
Total liabilities	284,667,587		768,227,801		212,636,682		566,276,700
Net assets applicable to common shares	$577,670,582		$1,497,856,769		$430,499,682		$1,178,894,759
Common shares outstanding	38,436,871		95,610,971		26,664,130		78,883,061
Net asset value (“NAV”) per common share outstanding	$15.03		$15.67		$16.15		$14.94
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$384,369		$956,110		$266,641		$788,831
Paid-in surplus	537,777,571		1,332,213,420		372,960,162		1,082,029,424
Undistributed (Over-distribution of) net investment income	1,096,759		13,518,819		3,206,364		2,494,671
Accumulated net realized gain (loss)	(26,485,853)		(14,601,764)		(6,091,959)		(29,010,984)
Net unrealized appreciation (depreciation)	64,897,736		165,770,184		60,158,474		122,592,817
Net assets applicable to common shares	$577,670,582		$1,497,856,769		$430,499,682		$1,178,894,759
Authorized shares:
Common	200,000,000		200,000,000		Unlimited		Unlimited
Preferred	1,000,000		1,000,000		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	79

Statement of
	Operations	Six Months Ended April 30, 2015 (Unaudited)

			Dividend	AMT-Free
	Quality	Opportunity	Advantage	Income
	(NQI )	(NIO )	(NVG )	(NEA )
Investment Income	$17,881,963	$50,644,977	$13,441,487	$39,244,650
Expenses
Management fees	2,528,912	6,560,471	1,909,877	5,178,272
Interest expense and amortization of offering costs	1,493,726	712,104	966,253	1,167,944
Liquidity fees	—	2,562,444	—	1,568,115
Remarketing fees	—	335,453	—	175,921
Custodian fees	60,303	151,868	47,911	121,934
Directors/Trustees fees	11,674	30,809	8,581	24,384
Professional fees	19,667	41,904	25,004	54,743
Shareholder reporting expenses	27,781	73,455	16,409	68,383
Shareholder servicing agent fees	33,381	46,762	13,220	32,264
Stock exchange listing fees	6,126	15,238	2,440	9,603
Investor relations expenses	26,156	55,332	17,639	40,228
Other	12,771	22,462	21,394	151,820
Total expenses	4,220,497	10,608,302	3,028,728	8,593,611
Net investment income (loss)	13,661,466	40,036,675	10,412,759	30,651,039
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(182,699)	3,544,530	(70,646)	746,026
Swaps	—	—	—	(13,704,565)
Change in net unrealized appreciation (depreciation) of:
Investments	(3,113,023)	(9,195,472)	(236,483)	(5,479,432)
Swaps	—	—	—	6,041,394
Net realized and unrealized gain (loss)	(3,295,722)	(5,650,942)	(307,129)	(12,396,577)
Net increase (decrease) in net assets applicable to common shares from operations	$10,365,744	$34,385,733	$10,105,630	$18,254,462

See accompanying notes to financial statements.

80	Nuveen Investments

Statement of
	Changes in Net Assets	(Unaudited)

	Quality (NQI)		Opportunity (NIO)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/15	10/31/14	4/30/15	10/31/14
Operations
Net investment income (loss)	$13,661,466	$26,336,650	$40,036,675	$82,160,041
Net realized gain (loss) from:
Investments	(182,699)	509,133	3,544,530	(604,709)
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(3,113,023)	51,548,784	(9,195,472)	125,517,537
Swaps	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	10,365,744	78,394,567	34,385,733	207,072,869
Distributions to Common Shareholders
From net investment income	(12,684,171)	(27,463,150)	(42,040,147)	(84,214,149)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(12,684,171)	(27,463,150)	(42,040,147)	(84,214,149)
Capital Share Transactions
Common shares:
Cost of shares repurchased through tender offer	—	—	—	—
Cost of shares repurchased and retired	—	(324,783)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(324,783)	—	—
Net increase (decrease) in net assets applicable to common shares	(2,318,427)	50,606,634	(7,654,414)	122,858,720
Net assets applicable to common shares at the beginning of period	579,989,009	529,382,375	1,505,511,183	1,382,652,463
Net assets applicable to common shares at the end of period	$577,670,582	$579,989,009	$1,497,856,769	$1,505,511,183
Undistributed (Over-distribution of) net investment income at the end of period	$1,096,759	$119,464	$13,518,819	$15,522,291

See accompanying notes to financial statements.

Nuveen Investments	81

Statement of Changes in Net Assets (Unaudited) (continued)

	Dividend		AMT-Free
	Advantage (NVG)		Income (NEA)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/15	10/31/14	4/30/15	10/31/14
Operations
Net investment income (loss)	$10,412,759	$20,504,652	$30,651,039	$62,008,827
Net realized gain (loss) from:
Investments	(70,646)	2,825,765	746,026	3,166,646
Swaps	—	—	(13,704,565)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(236,483)	45,239,777	(5,479,432)	118,774,122
Swaps	—	—	6,041,394	(9,322,033)
Net increase (decrease) in net assets applicable to common shares from operations	10,105,630	68,570,194	18,254,462	174,627,562
Distributions to Common Shareholders
From net investment income	(9,977,718)	(20,605,194)	(32,468,267)	(64,857,651)
From accumulated net realized gains	(2,719,741)	(1,997,851)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(12,697,459)	(22,603,045)	(32,468,267)	(64,857,651)
Capital Share Transactions
Common shares:
Cost of shares repurchased through tender offer	—	(46,331,163)	—	—
Cost of shares repurchased and retired	—	(1,395,053)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(47,726,216)	—	—
Net increase (decrease) in net assets applicable to common shares	(2,591,829)	(1,759,067)	(14,213,805)	109,769,911
Net assets applicable to common shares at the beginning of period	433,091,511	434,850,578	1,193,108,564	1,083,338,653
Net assets applicable to common shares at the end of period	$430,499,682	$433,091,511	$1,178,894,759	$1,193,108,564
Undistributed (Over-distribution of) net investment income at the end of period	$3,206,364	$2,771,323	$2,494,671	$4,311,899

See accompanying notes to financial statements.

82	Nuveen Investments

Statement of
	Cash Flows	Six Months Ended April 30, 2015 (Unaudited)

			Dividend	AMT-Free
	Quality	Opportunity	Advantage	Income
	(NQI )	(NIO )	(NVG )	(NEA )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$10,365,744	$34,385,733	$10,105,630	$18,254,462
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(75,410,037)	(235,733,976)	(60,986,624)	(103,675,547)
Proceeds from sales and maturities of investments	66,233,288	260,598,005	49,615,270	102,537,039
Proceeds from (Purchases of) short-term investments, net	—	—	—	7,174,279
Proceeds from (payments for) swap contracts, net	—	—	—	(13,704,565)
Investment transactions adjustments, net	(327,695)	(50,594)	(9,603)	(205,940)
Taxes paid on undistributed capital gains	—	(231)	(127,088)	(202)
Amortization (Accretion) of premiums and discounts, net	1,211,203	611,326	225,812	(598,548)
Amortization of deferred offering costs	17,682	55,126	9,839	85,696
(Increase) Decrease in:
Receivable for dividends and interest	167,160	442,324	116,239	351,970
Receivable for investments sold	(1,650,456)	(131,915)	(7,607,043)	40,549,383
Other assets	(25,978)	(89,202)	(22,028)	(57,952)
Increase (Decrease) in:
Payable for interest	(7,179)	—	—	(124,146)
Payable for investments purchased	(1,121,652)	(23,220,164)	11,109,627	(22,756,002)
Accrued management fees	(13,063)	(35,465)	(10,561)	(30,379)
Accrued Directors/Trustees fees	28,822	76,499	12,539	52,380
Accrued other expenses	(50,350)	(128,273)	(102,002)	(80,327)
Net realized (gain) loss from:
Investments	182,699	(3,544,530)	70,646	(746,026)
Swaps	—	—	—	13,704,565
Change in net unrealized (appreciation) depreciation of:
Investments	3,113,023	9,195,472	236,483	5,479,432
Swaps	—	—	—	(6,041,394)
Net cash provided by (used in) operating activities	2,713,211	42,430,135	2,637,136	40,168,178
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	4,403,978	—	—	—
Floating rate obligations	165,000	(7,350,000)	3,750,000	(13,695,000)
Payable for offering costs	—	—	—	123,076
Cash distributions paid to common shareholders	(12,675,170)	(42,021,052)	(12,696,587)	(32,465,012)
Net cash provided by (used in) financing activities	(8,106,192)	(49,371,052)	(8,946,587)	(46,036,936)
Net Increase (Decrease) in Cash	(5,392,981)	(6,940,917)	(6,309,451)	(5,868,758)
Cash at the beginning of period	5,392,981	7,534,755	12,708,782	8,032,785
Cash at the end of period	$—	$593,838	$6,399,331	$2,164,027

			Dividend	AMT-Free
	Quality	Opportunity	Advantage	Income
Supplemental Disclosure of Cash Flow Information	(NQI )	(NIO )	(NVG )	(NEA )
Cash paid for interest (excluding amortization of offering costs)	$1,483,223	$656,979	$956,414	$1,206,394

See accompanying notes to financial statements.

Nuveen Investments	83

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains		Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
Quality (NQI)
Year Ended 10/31:
2015(f)	$15.09	$0.36	$(0.09)	$—	$—		$0.27	$(0.33)	$—		$(0.33)	$—		$15.03	$13.24
2014	13.76	0.68	1.36	—	—		2.04	(0.71)	—		(0.71)	—	*	15.09	13.17
2013	15.49	0.72	(1.61)	—	—		(0.89)	(0.84)	—		(0.84)	—		13.76	12.26
2012	14.17	0.84	1.38	—	—		2.22	(0.90)	—		(0.90)	—		15.49	15.49
2011	14.26	0.87	(0.08)	(0.01)	—		0.78	(0.87)	—		(0.87)	—		14.17	14.11
2010	13.61	0.95	0.58	(0.03)	—		1.50	(0.85)	—		(0.85)	—		14.26	14.40

Opportunity (NIO)
Year Ended 10/31:
2015(f)	15.75	0.42	(0.06)	—	—		0.36	(0.44)	—		(0.44)	—		15.67	14.58
2014	14.46	0.86	1.31	—	—		2.17	(0.88)	—		(0.88)	—		15.75	14.58
2013	15.97	0.85	(1.48)	—	—		(0.63)	(0.88)	—		(0.88)	—		14.46	12.99
2012	14.69	0.84	1.32	—	—		2.16	(0.88)	—	*	(0.88)	—		15.97	15.53
2011	14.92	0.88	(0.23)	(0.01)	—		0.64	(0.87)	—		(0.87)	—		14.69	14.20
2010	14.22	0.97	0.60	(0.03)	—		1.54	(0.84)	—		(0.84)	—	*	14.92	14.83

(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

84	Nuveen Investments

		Common Share Supplemental Data/Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate	(e)

1.78%	3.03%	$577,671	1.46	%**	4.71	%**	8%
15.22	13.57	579,989	1.54		4.76		14
(5.93)	(15.89)	529,382	1.67		4.88		15
16.06	16.65	595,740	1.69		5.55		23
5.98	4.65	544,500	1.66		6.43		18
11.30	15.03	547,598	1.19		6.81		11

2.35	3.04	1,497,857	1.41	**	5.33	**	11
15.37	19.58	1,505,511	1.49		5.71		15
(4.10)	(11.09)	1,382,652	1.50		5.54		15
15.03	15.92	1,526,792	1.54		5.45		18
4.73	2.08	1,404,814	1.63		6.28		10
11.08	21.20	1,426,419	1.14		6.61		7

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Quality (NQI)
Year Ended 10/31:
2015(f)	0.52	%**
2014	0.56
2013	0.71
2012	0.70
2011	0.57
2010	0.07

Opportunity (NIO)
Year Ended 10/31:
2015(f)	0.48	%**
2014	0.52
2013	0.55
2012	0.57
2011	0.59
2010	0.06

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended April 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

	Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to ARPS Shareholders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Discount Per Share Repurchased through Tender Offer	Ending NAV	Ending Share Price
Dividend Advantage (NVG)
Year Ended 10/31:
2015(g)	$16.24	$0.39	$(0.01)	$—	$—		$0.38	$(0.37)	$(0.10)	$(0.47)	$—		$—	$16.15	$14.37
2014	14.62	0.71	1.72	—	—		2.43	(0.70)	(0.07)	(0.77)	(0.01)		(0.03)	16.24	14.14
2013	16.33	0.60	(1.46)	—	—		(0.86)	(0.74)	(0.11)	(0.85)	—	*	—	14.62	12.75
2012	15.03	0.82	1.42	—	—		2.24	(0.90)	(0.04)	(0.94)	—		—	16.33	15.82
2011	15.20	0.91	(0.22)	(0.01)	—		0.68	(0.85)	— *	(0.85)	—		—	15.03	14.32
2010	14.80	0.90	0.39	(0.01)	—	*	1.28	(0.84)	(0.04)	(0.88)	—		—	15.20	14.80

AMT-Free Income (NEA)
Year Ended 10/31:
2015(g)	15.13	0.39	(0.17)	—	—		0.22	(0.41)	—	(0.41)	—		—	14.94	14.00
2014	13.73	0.79	1.43	—	—		2.22	(0.82)	—	(0.82)	—		—	15.13	13.75
2013	15.49	0.72	(1.66)	—	—		(0.94)	(0.82)	—	(0.82)	—		—	13.73	12.37
2012	14.70	0.78	0.85	—	—		1.63	(0.84)	—	(0.84)	—		—	15.49	15.80
2011	14.98	0.84	(0.29)	(0.01)	—		0.54	(0.82)	—	(0.82)	—		—	14.70	13.85
2010	14.42	0.87	0.52	(0.02)	—		1.37	(0.81)	—	(0.81)	—		—	14.98	14.95

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

86	Nuveen Investments

		Common Share Supplemental Data/Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)

	Based	Ending
Based	on	Net			Net				Net		Portfolio
on	Share	Assets			Investment				Investment		Turnover
NAV (b)	Price (b)	(000)	Expenses	(e)	Income (Loss	)	Expenses	(e)	Income (Loss	)	Rate	(f)

2.32%	5.05%	$430,500	1.40	%**	4.82	%**	N/A		N/A		8%
16.78	17.35	433,092	1.75		4.56		N/A		N/A		13
(5.46)	(14.46)	434,851	2.03		3.87		N/A		N/A		32
15.30	17.44	486,750	2.08		5.17		2.05%		5.20%		29
4.83	2.89	448,070	1.95		6.12		1.84		6.23		7
8.89	13.51	452,908	1.89		5.79		1.71		5.98		2

1.52	4.85	1,178,895	1.44	**	5.17	**	N/A		N/A		6
16.58	18.31	1,193,109	1.60		5.48		N/A		N/A		13
(6.25)	(16.89)	1,083,339	1.97		5.14		N/A		N/A		26
11.32	20.64	344,487	2.13		5.13		N/A		N/A		26
3.92	(1.60)	326,909	2.02		5.86		2.01		5.87		2
9.76	17.27	333,074	1.76		5.80		1.63		5.93		2

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2012 and November 30, 2010, the Adviser is no longer reimbursing Dividend Advantage (NVG) and ATM-Free Income (NEA), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Dividend Advantage (NVG)
Year Ended 10/31:
2015(g)	0.45	%**
2014	0.75
2013	1.06
2012	1.05
2011	0.90
2010	0.84

AMT-Free Income (NEA)
Year Ended 10/31:
2015(g)	0.49	%**
2014	0.61
2013	0.87
2012	1.07
2011	0.94
2010	0.67

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended April 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
Quality (NQI)
Year Ended 10/31:
2015(a)	$—	$—	$240,400	$340,296	$—	$—
2014	—	—	240,400	341,260	—	—
2013	—	—	240,400	320,209	—	—
2012	—	—	240,400	347,812	—	—
2011	—	—	240,400	326,498	—	—
2010	239,200	82,232	—	—	—	—

Opportunity (NIO)
Year Ended 10/31:
2015(a)	—	—	—	—	667,200	324,499
2014	—	—	—	—	667,200	325,646
2013	—	—	—	—	667,200	307,232
2012	—	—	—	—	667,200	328,836
2011	—	—	—	—	667,200	310,554
2010	664,825	78,639	—	—	—	—

88	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (b)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate		Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Asset	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $25,000	Outstanding	Coverage Per	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	$10 Share	(000)	Share	(000)	Share	Preference
Dividend Advantage (NVG)
Year Ended 10/31:
2015(a)	$—	$—	$—	$—	$—	$—	$179,000	$340,503	$—
2014	—	—	—	—	—	—	179,000	341,951	—
2013	—	—	108,000	31.69	92,500	316,883	—	—	3.17
2012	—	—	108,000	34.28	92,500	342,768	—	—	3.43
2011	—	—	108,000	32.35	92,500	323,476	—	—	3.23
2010	91,950	81,628	108,000	32.65	—	—	—	—	3.27

AMT-Free Income (NEA)
Year Ended 10/31:
2015(a)	—	—	—	—	151,000	335,355	349,900	335,355	3.35
2014	—	—	—	—	151,000	338,193	349,900	338,193	3.38
2013	—	—	83,000	31.65	67,600	316,451	349,900	316,451	3.16
2012	—	—	83,000	32.87	67,600	328,743	—	—	3.29
2011	—	—	83,000	31.71	67,600	317,071	—	—	3.17
2010	67,375	80,374	83,000	32.15	—	—	—	—	3.21

(a)	For the six months ended April 30, 2015.
(b)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares outstanding were as follows:

	2014		2013	2012	2011	2010
Dividend Advantage (NVG)
Series 2014 (NVG PRCCL)
Ending Market Value per Share	$—		$10.09	$10.12	$10.10	$10.22
Average Market Value per Share	10.05	^	10.11	10.16	10.12	10.19

AMT-Free Income (NEA)
Series 2015 (NEA PRCCL)
Ending Market Value per Share	$—		10.07	10.16	10.14	10.14
Average Market Value per Share	10.05	^^	10.10	10.14	10.08	10.15	Ω

Ω	For the period January 19, 2010 (first issuance date of shares) through October 31, 2010.
^	For the period November 1, 2013 through December 23, 2013.
^^	For the period November 1, 2013 through December 20, 2013.

See accompanying notes to financial statements.

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Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Quality Municipal Fund, Inc. (NQI) (“Quality (NQI)”)
• Nuveen Municipal Opportunity Fund, Inc. (NIO) (“Opportunity (NIO)”)
• Nuveen Dividend Advantage Municipal Income Fund (NVG) (“Dividend Advantage (NVG)”)
• Nuveen AMT-Free Municipal Income Fund (NEA) (“AMT-Free Income (NEA)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Common shares of Quality (NQI), Opportunity (NIO) and AMT-Free Income (NEA) are traded on the NYSE while common shares of Dividend Advantage (NVG) are traded on the NYSE MKT. Quality (NQI) and Opportunity (NIO) were incorporated under the state laws of Minnesota on October 23, 1990 and July 25, 1991, respectively. Dividend Advantage (NVG) and AMT-Free Income (NEA) were organized as Massachusetts business trusts on July 12, 1999 and July 29, 2002, respectively.

The end of the reporting period for the Funds is April 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2015 (“the current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services–Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Outstanding when-issued/delayed delivery purchase commitments	$7,086,938		$1,252,980		$12,868,138		$11,657,103

90	Nuveen Investments

Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	91

Notes to Financial Statements (Unaudited) (continued)

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Quality (NQI)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$843,572,056	$—		$843,572,056
Corporate Bonds	—	—	134,894	***	134,894
Total	$—	$843,572,056	$134,894		$843,706,950

Opportunity (NIO)
Long-Term Investments*:
Municipal Bonds	$—	$2,204,507,100	$—		$2,204,507,100
Corporate Bonds	—	—	128,569	***	128,569
Total	$—	$2,204,507,100	$128,569		$2,204,635,669

Dividend Advantage (NVG)
Long-Term Investments*:
Municipal Bonds	$—	$618,078,497	$—		$618,078,497
Investment Companies	1,362,209	—	—		1,362,209
Total	$1,362,209	$618,078,497	$—		$619,440,706

AMT-Free Income (NEA)
Long-Term Investments*:
Municipal Bonds	$—	$1,692,232,075	$—		$1,692,232,075
Corporate Bonds	—	—	45,853	***	45,853
Short-Term Investments*:
Municipal Bonds	—	—	13,890,299		13,890,299
Investments in Derivatives:
Interest Rate Swaps**	—	(3,280,639)	—		(3,280,639)
Total	$—	$1,688,951,436	$13,936,152		$1,702,887,588

*	Refer to the Fund’s Portfolio of Investments for industry and/or state classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.

92	Nuveen Investments

The following is a reconciliation of AMT-Free Income’s (NEA) Level 3 investments held at the beginning and end of the measurement period:

	AMT-Free	AMT-Free
	Income (NEA) Level 3	Income (NEA) Level 3	AMT-Free
	Long-Term	Short-Term	Income (NEA) Total
	Corporate Bonds	Municipal Bonds	Level 3
Balance at the beginning of period	$45,334	$14,059,578	$14,104,912
Gains (losses):
Net realized gains (losses)	—	—	—
Change in net unrealized appreciation (depreciation)	(2,366)	(169,279)	(171,645)
Purchases at cost	2,885	—	2,885
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of period	$45,853	$13,890,299	$13,936,152
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30,2015	$(2,366)	$(169,279)	$(171,645)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
AMT-Free Income (NEA)
Long-Term Corporate Bonds	$45,853	Odd-Lot Trades	N/A	N/A
Short-Term Municipal Bonds	13,890,299	Discounted Cash Flow	Municipal BBB Benchmark	1%-4%
			B-Rated Hospital Sector
Total	$13,936,152

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose trust (referred to as the “Trust”) created by or at the direction of

Nuveen Investments	93

Notes to Financial Statements (Unaudited) (continued)

one or more Funds. In turn, the Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a third party liquidity provider, or by the sale of assets from the Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the Fund, thereby collapsing the Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Statement of Assets and Liabilities as “Floating rate obligations.” In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters for the Funds during the current fiscal period were as follows:

			Dividend	AMT-Free
	Quality	Opportunity	Advantage	Income
Self-Deposited Inverse Floaters	(NQI)	(NIO)	(NVG)	(NEA)
Average floating rate obligations outstanding	$29,887,652	$90,492,808	$14,038,969	$48,792,707
Average annual interest rate and fees	0.46%	0.57%	0.59%	0.59%

As of the end of the reporting period, the total amount of floating rate obligations associated with each Fund’s self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

			Dividend	AMT-Free
	Quality	Opportunity	Advantage	Income
Floating Rate Obligations Outstanding	(NQI)	(NIO)	(NVG)	(NEA)
Floating rate obligations: self-deposited Inverse Floaters	$29,915,000	$84,848,333	$18,203,334	$43,800,000
Floating rate obligations: externally-deposited Inverse Floaters	52,100,000	134,201,667	41,756,666	108,410,000
Total	$82,015,000	$219,050,000	$59,960,000	$152,210,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

94	Nuveen Investments

As of the end of the reporting period, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

			Dividend	AMT-Free
	Quality	Opportunity	Advantage	Income
Floating Rate Obligations – Externally-Deposited Recourse Trusts	(NQI)	(NIO)	(NVG)	(NEA)
Maximum exposure to Recourse Trusts	$26,610,000	$74,255,000	$5,575,000	$51,845,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund invests, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

Nuveen Investments	95

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, AMT-Free Income (NEA) continued to invest in forward interest rate swap contracts to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	AMT-Free
	Income
	(NEA	)
Average notional amount of interest rate swap contracts outstanding*	$111,933,333

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by AMT-Free Income (NEA) as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
				Unrealized depreciation on
Interest rate	Swaps	—	$—	interest rate swaps	$(3,280,639)

The following table presents the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Gross Amounts Not
Offset on the Statement
		Gross		Gross		Amounts	Net Unrealized	of Assets and Liabilities
		Unrealized		Unrealized		Netted on	Appreciation			Collateral
		Appreciation on		(Depreciation) on		Statement	(Depreciation) on			Pledged
		Interest		Interest		of Assets and	Interest	Financial		to (from)	Net
Fund	Counterparty	Rate Swaps	*	Rate Swaps	*	Liabilities	Rate Swaps	Instruments	**	Counterparty	Exposure
AMT-Free Income (NEA)	JPMorgan	$—		$(3,280,639)		$—	$(3,280,639)	$3,280,639		$—	$—

*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

**	Represent inverse floating rate securities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
AMT-Free Income (NEA)	Interest rate	Swaps	$(13,704,565)	$6,041,394

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

96	Nuveen Investments

4. Fund Shares

Common Share Transactions
Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	Quality (NQI)		Opportunity (NIO)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/15	10/31/14	4/30/15	10/31/14
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	—	(25,000)	—	—
Weighted average common share:
Price per share repurchased and retired	$—	$12.97	$—	$—
Discount per share repurchased and retired	—%	13.22%	—%	—%

	Dividend Advantage (NVG)		AMT-Free Income (NEA)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/15	10/31/14	4/30/15	10/31/14
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased through tender offer	—	(2,964,170)	—	—
Repurchased and retired	—	(109,742)	—	—
Weighted average common share:
Price per share repurchased and retired	$—	$12.69	$—	$—
Discount per share repurchased and retired	—%	13.86%	—%	—%

Preferred Shares

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate Munifund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation value, for each Fund were as follows:

			Shares
			Outstanding
			at $100,000
		Shares	Per Share
Fund	Series	Outstanding	Liquidation Value
Quality (NQI)	2015	2,404	$240,400,000
AMT-Free Income (NEA)	2016	1,510	$151,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Quality (NQI)	2015	December 1, 2015	December 1, 2013	November 30, 2013
AMT-Free Income (NEA)	2016	December 30, 2016	January 1, 2015	December 31, 2014

Nuveen Investments	97

Notes to Financial Statements (Unaudited) (continued)

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

			AMT-Free
	Quality		Income
	(NQI	)	(NEA	)
Average liquidation value of VMTP Shares outstanding	$240,400,000		$151,000,000
Annualized dividend rate	1.18%		0.98%

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares

The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, the details of the Funds’ VRDP Shares outstanding were as follows:

			Shares Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Opportunity (NIO)	1	6,672	$667,200,000	December 1, 2040
Dividend Advantage (NVG)	1	1,790	$179,000,000	December 1, 2043
AMT-Free Income (NEA)	1	2,190	$219,000,000	June 1, 2040
	2	1,309	$130,900,000	December 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Opportunity (NIO) and AMT-Free Income (NEA) pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

VRDP shares in Dividend Advantage (NVG) are considered to be Special Rate Period VRDP. Special Rate Period VRDP are sold to banks with an initial special short/intermediate rate period (typically three years) with a dividend rate set at a fixed spread to a specified short-term municipal index rate calculated weekly. Weekly remarketings do not take place during the initial special rate period. After the initial special rate period, Special Rate Period VRDP Shares will revert back to traditional VRDP Shares with dividends set at weekly remarketings, with an option to sell the shares to a designated liquidity provider, unless the Board approves another special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

98	Nuveen Investments

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

			Dividend		AMT-Free
	Opportunity		Advantage		Income
	(NIO	)	(NVG	)	(NEA	)
Average liquidation value of VRDP Shares outstanding	$667,200,000		$179,000,000		$349,900,000
Annualized dividend rate	0.12%		1.03%		0.12%

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, Opportunity (NIO) and AMT-Free Income (NEA) also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2014
		NYSE/
		NYSE MKT
Dividend Advantage (NVG)	Series	Ticker	Shares	Amount
MTP Shares redeemed	2014	NVG PRCCL	(10,800,000)	$(108,000,000)
AMT-Free Income (NEA)
MTP Shares redeemed	2015	NEA PRCCL	(8,300,000)	$(83,000,000)

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2014
Dividend Advantage (NVG)	Series	Shares	Amount
VMTP Shares redeemed	2014	(925)	$(92,500,000)
AMT-Free Income (NEA)
VMTP Shares issued	2016	1,510	$151,000,000
VMTP Shares redeemed	2014	(676)	(67,600,000)
Net increase (decrease)		834	$83,400,000

Transactions in VRDP Shares for the Funds, where applicable, were as follows:
	Year Ended
	October 31, 2014
Dividend Advantage (NVG)	Series	Shares	Amount
VRDP Shares issued	1	2,010	$201,000,000
VRDP Shares redeemed	1	(220)	(22,000,000)
Net increase (decrease)		1,790	$179,000,000

Nuveen Investments	99

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Purchases	$75,410,037		$235,733,976		$60,986,624		$103,675,547
Sales and maturities	66,233,288		260,598,005		49,615,270		102,537,039

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Cost of investments	$751,224,970		$1,956,137,417		$546,410,928		$1,539,108,181
Gross unrealized:
Appreciation	$70,365,183		$176,213,740		$62,306,635		$144,650,682
Depreciation	(7,798,593)		(12,563,449)		(7,480,651)		(21,390,074)
Net unrealized appreciation (depreciation) of investments	$62,566,590		$163,650,291		$54,825,984		$123,260,608

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses and distribution reallocations, resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2014, the Funds’ last tax year end, as follows:

			Dividend		AMT-Free
	Quality	Opportunity	Advantage		Income
	(NQI )	(NIO )	(NVG	)	(NEA	)
Paid-in surplus	$(32,345)	$(1,623,690)	$(1,905,973)		$280,415
Undistributed (Over-distribution of) net investment income	(201,904)	(171,338)	642,085		(984,304)
Accumulated net realized gain (loss)	234,249	1,795,028	1,263,888		703,889

100	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ last tax year end, were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Undistributed net tax-exempt income1	$1,350,815		$18,454,663		$3,131,208		$7,688,606
Undistributed net ordinary income2	—		163,572		247,157		47,304
Undistributed net long-term capital gains	—		—		3,070,858		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2014, paid on November 3, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2014, was designated for purposes of the dividends paid deduction as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Distributions from net tax-exempt income	$30,748,078		$84,720,554		$23,411,975		$67,281,293
Distributions from net ordinary income2	42,548		458,933		496,797		15,777
Distributions from net long-term capital gains	—		—		1,505,799		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of October 31, 2014, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

					AMT-Free
	Quality		Opportunity		Income
	(NQI	)	(NIO	)	(NEA	)3
Expiration:
October 31, 2016	$2,623,034		$—		$1,977,845
October 31, 2017	217,918		—		—
October 31, 2018	322,087		—		—
Not subject to expiration	16,996,214		9,544,670		—
Total	$20,159,253		$9,544,670		$1,977,845

3	A portion of AMT-Free Income’s (NEA) capital loss carryforward is subject to an annual limitation under the internal revenue code and related regulations.

During the Funds’ last tax year ended October 31, 2014, the following Funds utilized capital loss carryforwards as follows:
			AMT-Free
	Quality		Income
	(NQI	)	(NEA	)
Utilized capital loss carryforwards	$647,205		$3,206,099

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	101

Notes to Financial Statements (Unaudited) (continued)

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Quality (NQI)
Opportunity (NIO)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

Dividend Advantage (NVG)
AMT-Free Income (NEA)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2015, the complex-level fee rate for each Fund was 0.1635%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Subsequent Events

Refinancing of VMTP Shares

On May 19, 2015, Quality (NQI) refinanced all of its outstanding Series 2015 VMTP Shares with the issuance of new Series 2018 VMTP Shares.

102	Nuveen Investments

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NQI	NIO	NVG	NEA
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	103

Glossary of Terms Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

104	Nuveen Investments

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	105

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

106	Nuveen Investments

Notes

Nuveen Investments	107

Nuveen Investments:
       Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-D-0415D 8577-INV-B-06/16

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 8, 2015